                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Post-Effective Amendment No. 22 (File No. 33-47302)                [X]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No. 24 (File No. 811-3217)                               [X]

                              RiverSource Account F
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

        70100 Ameriprise Financial Center, Minneapolis, MN        55474
        (Address of Depositor's Principal Executive Offices)   (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 678-4177

  Rodney J. Vessels, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 29, 2011 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

PART A

PROSPECTUS


APRIL 29, 2011


RIVERSOURCE(R)

GROUP VARIABLE ANNUITY CONTRACT

GROUP UNALLOCATED DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)
            70100 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 862-7919
            ameriprise.com/variableannuities
            RIVERSOURCE ACCOUNT F

NEW GROUP VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. A prospectus is also available for the Columbia Funds Variable Series Trust II (previously RiverSource Variable Series Trust funds.) Please read the prospectuses carefully and keep them for future reference. This contract is designed to fund employer group retirement plans that qualify as retirement programs under Sections 401 (including 401(k)) and 457 of the Internal Revenue Code of 1986, as amended (the Code).


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectus. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal or surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  1

TABLE OF CONTENTS


KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    4
EXPENSE SUMMARY........................................    5
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............    8
FINANCIAL STATEMENTS...................................    8
THE VARIABLE ACCOUNT AND THE FUNDS.....................    9
THE FIXED ACCOUNT......................................   11
BUYING THE CONTRACT....................................   12
CHARGES................................................   12
VALUING THE INVESTMENT.................................   14
WITHDRAWALS, LOANS AND CONVERSIONS.....................   14
CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT
  TERMINATION..........................................   15
CHANGING OWNERSHIP.....................................   20
THE ANNUITY PAYOUT PERIOD..............................   20
TAXES..................................................   21
VOTING RIGHTS..........................................   22
OTHER CONTRACTUAL PROVISIONS...........................   22
RECORDKEEPING SERVICES.................................   23
ABOUT THE SERVICE PROVIDERS............................   23
ADDITIONAL INFORMATION.................................   24
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION..........................................   24






2  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITY PAYOUTS: A fixed amount paid at regular intervals.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT ANNIVERSARY: An anniversary of the effective date of this contract.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our home office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

OWNER (YOU, YOUR): The plan sponsor or trustee of the plan.

PARTICIPANT: An eligible employee or other person who is entitled to benefits under the plan.

PLAN: The retirement plan under which the contract is issued and which meets the requirements of Code Sections 401 (including 401(k)) or 457. The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax deferred.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) in good order at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone, you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by fax, the time printed on your fax must be before the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If the time printed on your fax is at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  3

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL CHARGE: A deferred sales charge that we may apply if the you take a total or partial withdrawal or you transfer or terminate the contract.

THE CONTRACT IN BRIEF

PURPOSE: The contract is designed to fund employer group retirement plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. The contract provides for the accumulation of values on a fixed and/or variable basis. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value on a fixed basis beginning at a specified date (the retirement date).

The contract will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is tax deferred. However, the contract has features other than tax deferral that may help in reaching retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions"). You should consult your tax advisor for an explanation of the potential tax implications to you.

ACCOUNTS: Currently, the owner may elect to accumulate contract values in any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments allocated to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING THE CONTRACT: We no longer offer new contracts. Generally, purchase payments may be made annually, semiannually, quarterly or monthly or any other frequency we accept. (see "Buying the Contract")

WITHDRAWALS, LOANS AND CONVERSIONS: You may withdraw all or part of the contract's value at any time. Withdrawals may be subject to charges and IRS penalty taxes and may have tax consequences. Total withdrawals may be subject to a market value adjustment. (see "Withdrawals, Loans and Conversions")

You also may request a withdrawal for the purpose of funding loans for participants. A withdrawal for a loan is not subject to withdrawal charges. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there are any unpaid loans at the time of a total withdrawal, contract transfer or termination. (see "Withdrawals, Loans and Conversions")

If a participant terminates employment, you may direct us to withdraw a part of the contract value so that the participant can purchase an individual deferred annuity from us. Withdrawal charges will not apply at the time of withdrawal for this conversion. (see "Withdrawals, Loans and Conversions")

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION: Subject to certain restrictions, you currently may redistribute contract value among accounts while the contract is in force. (see "Contract Transfer, Market Value Adjustment and Contract Termination")

You may direct us to withdraw the total contract value and transfer that value to another funding agent. (see "Withdrawals by owner for transfer of Funds")

If the value of the fixed account is canceled due to total withdrawal, contract transfer or contract termination, we may impose a market value adjustment in addition to applicable contract charges. The amount of the market value adjustment approximates the gain or loss resulting from our sale of assets we purchased with the purchase payments. (see "Market Value Adjustment")

Under certain circumstances, we may terminate the contract. (see "Contract Termination")

PROHIBITED INVESTMENTS: You cannot offer under the plan any of the following funding vehicles to which future contributions may be made:

- guaranteed investment contracts;

- bank investment contracts;

- annuity contracts with fixed and/or variable accounts; or

- funding vehicles providing a guarantee of principal. (see "Contract Termination")

CHANGING OWNERSHIP: In general, ownership of the contract may not be transferred. (see "Changing Ownership")



4  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

ANNUITY PAYOUTS: You can direct us to begin retirement payouts to a payee under an annuity payout plan that begins on the participant's retirement date. You may choose from a variety of plans, or we may agree to other payout arrangements. The annuity payout plan you select must meet the requirements of the plan. Payouts will be made on a fixed basis. (see "The Annuity Payout Period")

TAXES: Generally there is no federal income tax to participants on contributions made to the contract or on increases in the contract's value until distributions are made (under certain circumstances, IRS penalty taxes and other tax consequences may apply). (see "Taxes")

RECORDKEEPER: We must approve any person or entity authorized by you to administer recordkeeping services for the plan and participants. (see "Record Keeping Services")

LIMITATIONS ON USE OF CONTRACTS: if mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND WITHDRAWING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU WITHDRAW THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

 WITHDRAWAL CHARGE
(contingent deferred sales load as a percentage of amount withdrawn)

                                                               WITHDRAWAL CHARGE
                 CONTRACT YEAR                                    PERCENTAGE
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                 Guaranteed:  $1,000 ($250 per quarter)
                                                                  Current:      $500 ($125 per quarter)


ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily variable account value)


 MORTALITY AND EXPENSE RISK FEE                                                   1%





                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  5

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2010, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


 MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                              MINIMUM              MAXIMUM
Total expenses before fee waivers and/or expense
  reimbursements                                                0.63%                1.12%




(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. The funds also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more by allocating your contract values to the subaccounts investing in those funds that have adopted 12b-1 plans than under other contracts that may have subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments may be significant. See "The Variable Account and the Funds" for additional information. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.




 TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*



(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)




                                                                                                        GROSS
                                                                                       ACQUIRED FUND    TOTAL
                                                    MANAGEMENT    12B-1      OTHER        FEES AND     ANNUAL
                    FUND NAME**                        FEES        FEES    EXPENSES     EXPENSES***   EXPENSES

Columbia Variable Portfolio - Balanced Fund                                                             0.94%(1),(2)
  (Class 3)                                            0.64%       0.13%     0.17%            --%

Columbia Variable Portfolio - Cash Management                                                           0.63(2)
  Fund (Class 3)                                       0.33        0.13      0.17             --

Columbia Variable Portfolio - Diversified Bond                                                          0.70(1)
  Fund (Class 3)                                       0.41        0.13      0.16             --

Columbia Variable Portfolio - Dynamic Equity Fund                                                       0.97(1),(2)
  (Class 3)                                            0.66        0.13      0.17           0.01

Columbia Variable Portfolio - Global Bond Fund                                                          0.86(1)
  (Class 3)                                            0.55        0.13      0.18             --

Columbia Variable Portfolio - High Yield Bond                                                           0.88(1)
  Fund (Class 3)                                       0.58        0.13      0.17             --

Columbia Variable Portfolio - International                                                             1.12(1)
  Opportunity Fund (Class 3)                           0.79        0.13      0.20             --

Columbia Variable Portfolio - Mid Cap Growth                                                            1.05(1)
  Opportunity Fund (Class 3)                           0.76        0.13      0.16             --




    *The Funds provided the information on their expenses and we have not independently verified the information.


   **The previous fund names can be found in "The Variable Account and the Funds" section of the prospectus.


  ***Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).



   (1)  Expense ratios have been adjusted to reflect current fees.



   (2) Columbia Management Investment Advisers, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), will not exceed 0.82% for Columbia Variable Portfolio - Balanced Fund (Class 3), 0.58% for Columbia Variable Portfolio - Cash Management Fund (Class 3) and 0.86% for Columbia Variable Portfolio - Dynamic Equity Fund (Class 3).




6  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES.* This example assumes the maximum fees and expenses of any of the funds. Although your actual costs may be lower, based on this assumption your costs would be:



                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
       IF YOU WITHDRAW YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
 AT THE END OF THE APPLICABLE TIME PERIOD:          AT THE END OF THE APPLICABLE TIME PERIOD:
  1 YEAR    3 YEARS     5 YEARS   10 YEARS           1 YEAR     3 YEARS    5 YEARS   10 YEARS
  $1,774     $3,994      $6,112    $11,416           $1,217     $3,605     $5,926     $11,416




MINIMUM EXPENSES.** This example assumes the minimum fees and expenses of any of the funds. Although your actual costs may be higher, based on this assumption your costs would be:



                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
       IF YOU WITHDRAW YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
 AT THE END OF THE APPLICABLE TIME PERIOD:          AT THE END OF THE APPLICABLE TIME PERIOD:
1 YEAR      3 YEARS     5 YEARS   10 YEARS           1 YEAR     3 YEARS    5 YEARS   10 YEARS
  $1,257     $2,467      $3,580    $6,533             $667      $1,993     $3,307     $6,533





    * In these examples, the contract administrative charge is $1,000.



**    In these examples, the contract administrative charge is $500.




                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2010.





VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                         2010     2009     2008     2007     2006     2005     2004     2003     2002     2001
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (04/30/1986)
Accumulation unit value at beginning of
  period                                    $4.37    $3.56    $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92    $4.43
Accumulation unit value at end of period    $4.87    $4.37    $3.56    $5.12    $5.09    $4.49    $4.37    $4.02    $3.38    $3.92
Number of accumulation units outstanding
  at end of period (000 omitted)           98,195  114,606  136,181  171,598  215,043  291,684  372,907  452,913  559,481  733,747
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (10/13/1981)
Accumulation unit value at beginning of
  period                                    $3.11    $3.14    $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86    $2.79
Accumulation unit value at end of period    $3.08    $3.11    $3.14    $3.10    $2.99    $2.89    $2.84    $2.85    $2.87    $2.86
Number of accumulation units outstanding
  at end of period (000 omitted)           12,490   18,080   29,776   30,042   26,571   22,186   29,769   46,633   78,538   94,451
*The 7-day simple and compound yields for Columbia Variable Portfolio - Cash Management Fund (Class 3) at Dec. 31, 2010 were
  (1.17%) and (1.17%), respectively.
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (10/13/1981)
Accumulation unit value at beginning of
  period                                    $7.55    $6.67    $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91    $5.54
Accumulation unit value at end of period    $8.10    $7.55    $6.67    $7.19    $6.90    $6.68    $6.61    $6.38    $6.17    $5.91
Number of accumulation units outstanding
  at end of period (000 omitted)           30,937   35,631   39,953   46,543   55,305   72,737   91,275  116,954  152,852  182,068
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (10/13/1981)
Accumulation unit value at beginning of
  period                                    $7.29    $5.93   $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19   $10.10
Accumulation unit value at end of period    $8.47    $7.29    $5.93   $10.36   $10.17    $8.91    $8.48    $8.09    $6.32    $8.19
Number of accumulation units outstanding
  at end of period (000 omitted)           61,965   72,745   86,153  109,144  140,874  133,911  174,870  209,699  254,879  335,310
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (05/01/1996)
Accumulation unit value at beginning of
  period                                    $1.83    $1.66    $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14    $1.14
Accumulation unit value at end of period    $1.93    $1.83    $1.66    $1.68    $1.58    $1.49    $1.59    $1.46    $1.30    $1.14
Number of accumulation units outstanding
  at end of period (000 omitted)           17,789   19,806   23,087   23,737   27,863   39,541   43,302   46,753   50,932   51,831
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (05/01/1996)
Accumulation unit value at beginning of
  period                                    $1.78    $1.17    $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10    $1.05
Accumulation unit value at end of period    $2.01    $1.78    $1.17    $1.58    $1.57    $1.43    $1.39    $1.26    $1.01    $1.10
Number of accumulation units outstanding
  at end of period (000 omitted)           26,363   30,657   32,524   44,452   61,513   91,388  121,607  137,684  135,204  165,801
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (01/13/1992)
Accumulation unit value at beginning of
  period                                    $1.81    $1.44    $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32    $1.87
Accumulation unit value at end of period    $2.04    $1.81    $1.44    $2.43    $2.18    $1.77    $1.57    $1.35    $1.07    $1.32
Number of accumulation units outstanding
  at end of period (000 omitted)          112,060  133,233  159,052  200,695  250,536  319,427  371,979  415,319  509,030  667,381
----------------------------------------------------------------------------------------------------------------------------------

COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (06/01/2001)
Accumulation unit value at beginning of
  period                                    $1.18    $0.73    $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99    $1.00
Accumulation unit value at end of period    $1.48    $1.18    $0.73    $1.34    $1.19    $1.20    $1.10    $1.02    $0.84    $0.99
Number of accumulation units outstanding
  at end of period (000 omitted)          148,423  174,431  202,409  251,387  333,466  104,033  121,270  110,323   76,368   19,770
----------------------------------------------------------------------------------------------------------------------------------




FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.



8  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. Each subaccount's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.


Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectus for facts you should know before investing. The prospectus is available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). The funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectus for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes including:

  - Compensating, training and educating sales representatives who sell the contracts.



                    RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  9

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.


- SOURCES OF REVENUE RECEIVED FROM THE FUNDS: The affiliated funds are managed by Columbia Management Investment Advisers or Columbia Wanger Asset Management. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:



  - Assets of the fund's adviser and transfer agent or an affiliate. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.


  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.



10  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


----------------------------------------------------------------------------------------
                                INVESTMENT OBJECTIVE AND
INVESTING IN                    POLICIES                           INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Columbia Variable               Seeks maximum total investment     Columbia Management
Portfolio - Balanced Fund       return through a combination of    Investment Advisers,
(Class 3) (previously           capital growth and current         LLC
RiverSource Variable            income.
Portfolio - Balanced Fund
(Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Seeks maximum current income       Columbia Management
Portfolio - Cash Management     consistent with liquidity and      Investment Advisers,
Fund (Class 3) (previously      stability of principal.            LLC
RiverSource Variable
Portfolio - Cash Management
Fund (Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Seeks high level of current        Columbia Management
Portfolio - Diversified Bond    income while attempting to         Investment Advisers,
Fund (Class 3) (previously      conserve the value of the          LLC
RiverSource Variable            investment for the longest
Portfolio - Diversified Bond    period of time.
Fund (Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Seeks capital appreciation.        Columbia Management
Portfolio - Dynamic Equity                                         Investment Advisers,
Fund (Class 3) (previously                                         LLC
RiverSource Variable
Portfolio - Dynamic Equity
Fund (Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Non-diversified fund that seeks    Columbia Management
Portfolio - Global Bond Fund    high total return through income   Investment Advisers,
(Class 3) (previously           and growth of capital.             LLC
RiverSource Variable
Portfolio - Global Bond Fund
(Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Seeks high current income, with    Columbia Management
Portfolio - High Yield Bond     capital growth as a secondary      Investment Advisers,
Fund (Class 3) (previously      objective.                         LLC
RiverSource Variable
Portfolio - High Yield Bond
Fund (Class 3))
----------------------------------------------------------------------------------------
Columbia Variable               Seeks capital appreciation.        Columbia Management
Portfolio - International                                          Investment Advisers,
Opportunity Fund (Class 3)                                         LLC, adviser;
(previously Threadneedle                                           Threadneedle
Variable                                                           International
Portfolio - International                                          Limited, an indirect
Opportunity Fund (Class 3))                                        wholly-owned
                                                                   subsidiary of
                                                                   Ameriprise Financial,
                                                                   sub-adviser.
----------------------------------------------------------------------------------------
Columbia Variable               Seeks growth of capital.           Columbia Management
Portfolio - Mid Cap Growth                                         Investment Advisers,
Opportunity Fund (Class 3)                                         LLC
(previously RiverSource
Variable Portfolio - Mid Cap
Growth Fund (Class 3))
----------------------------------------------------------------------------------------





THE FIXED ACCOUNT

You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for our new and existing annuities, product design, competition, and our company's revenues and expenses.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  11

In addition, a market value adjustment is imposed on the fixed account if the owner cancels the value of the fixed account due to total withdrawal, contract transfer or contract termination. The amount of the market value adjustment approximates the gain or loss resulting from sale by RiverSource Life of assets purchased with purchase payments. (See "Market Value Adjustment.")

BUYING THE CONTRACT

New contracts are not currently being offered.

We applied your initial purchase payment within two business days after we received it at our home office. However,we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

A sales representative can help set up participant salary reduction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $125 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $500. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the contract administrative charge in the future, but we guarantee that it will never exceed $250 per quarter ($1,000 per year).

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your subaccounts. The unit values of your subaccounts reflect this fee and it totals 1% of the subaccounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific participant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge above $1,000 per year and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.



12  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

If the owner withdraws part or all of the contract, a withdrawal charge may apply. This withdrawal charge represents a percentage of the amount withdrawn as follows:

                                                            WITHDRAWAL CHARGE AS A
                 CONTRACT YEAR                          PERCENTAGE OF AMOUNT WITHDRAWN
                       1                                               6%
                       2                                               6
                       3                                               5
                       4                                               4
                       5                                               3
                       6                                               2
                       7                                               1
                      Thereafter                                       0


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE
Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 6%. The total amount we actually deduct from your contract is $1,063.83. We determine this amount as follows:

      AMOUNT REQUESTED                                        $1,000
  -------------------------                OR                -------  =    $1,063.83
  1.00 - WITHDRAWAL CHARGE                                     .94



By applying the 6% withdrawal charge to $1,063.83, the withdrawal charge is $63.83. We pay you the $1,000 you requested.

WAIVER OF WITHDRAWAL CHARGE
We do not assess withdrawal charges for withdrawals on behalf of a participant if the participant:

- attains age 59 1/2;

- purchases an immediate annuity under the annuity payout plans of this contract after separation from service;

- retires under the plan after age 55;

- becomes disabled (as defined by the Code);

- dies;

- encounters financial hardship as permitted under the plan and the Code;

- receives a loan as requested by the owner; or

- converts contract value to an IRA or other qualified annuity offered by us as requested by the owner.

POSSIBLE REDUCTIONS: In some cases we may incur lower sales and administrative expenses or we may perform fewer services. In such cases, we may be able to reduce or eliminate certain contract charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Currently, there are no premium taxes under this contract. However, a charge will be made by us against the contract value for any state and local premium taxes to the extent the taxes are payable in connection with the purchase of a contract under the annuity payout plans.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  13

VALUING THE INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to the contract for that subaccount. Conversely, we subtract a certain number of accumulation units from the contract each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge or a withdrawal charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the subaccount expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges;

and a deduction of:

- a prorated portion of the contract administrative charge.

Accumulation unit values may fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

WITHDRAWALS, LOANS AND CONVERSIONS

WITHDRAWAL POLICIES

- If you request a total withdrawal, payment will equal the total contract value less the contract administrative charge, any applicable premium tax and withdrawal charge.



14  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

- You or the recordkeeper must state the reason for a partial withdrawal.

- If the contract has a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.

- A market value adjustment may apply to total withdrawals from the fixed account. (See "Contract Transfer, Market Value Adjustment and Contract Termination.")

SPECIAL WITHDRAWAL PROVISIONS

- The rights of any person to benefits under the plans in which these contracts are issued will be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract.

- We reserve the right to defer withdrawal payments from the fixed account for a period not to exceed six months from the date we receive the withdrawal request.

- Since contracts offered will be issued in connection with retirement plans you should refer to the terms of the particular plan for any further limitations or restrictions on withdrawals.

- You may pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

RECEIVING WITHDRAWAL PAYMENTS

By regular or express mail:

- payable to you.

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

- the withdrawal amount includes a purchase payment check that has not cleared;

- the NYSE is closed, except for normal holiday and weekend closings;

- trading on the NYSE is restricted, according to SEC rules;

- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

- the SEC permits us to delay payment for the protection of security holders.

Withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Required minimum distributions").

LOANS

You may request withdrawals to fund loans for participants. You must specify from which accounts to make withdrawals at the time of the loan request. Loan amounts and terms must comply with the applicable requirements of the plan and Code. We assume no responsibility for the validity or compliance of the loan.

Withdrawals to fund loans under the plan will not be subject to withdrawal charges when the loan is made. However, we reserve the right to deduct withdrawal charges from the remaining contract value if there is an unpaid loan balance at the time of a total withdrawal, contract transfer or termination (see "Charges - Withdrawal Charge").

CONVERSION

You may transfer on the participant's behalf part of the contract value to an individual deferred annuity contract offered by us in the event of:

- the termination of participant's employment; or

- other reasons which are acceptable to us and meet the requirements of the plan and the Code.

This individual contract will qualify as an individual retirement annuity under
Section 408 or another applicable section of the Code. Withdrawal charges will not apply at the time of conversion.

CONTRACT TRANSFER, MARKET VALUE ADJUSTMENT AND CONTRACT TERMINATION

TRANSFERRING AMONG ACCOUNTS
You may transfer contract value from any one subaccount to another account while the contract is in force. You also may transfer contract values from the fixed account to one or more subaccounts once during each of two transfer periods: within 60 days after each plan year anniversary and within 60 days after the first day of the seventh month in each plan year. However,


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 15 if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next transfer period. We will not accept requests for transfers from the fixed account at any other time.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request in good order at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request in good order at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time. Any restrictions imposed by the plan will apply.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST MAY ADOPT THEIR OWN MARKET TIMING POLICIES AND PROCEDURES THAT MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful,such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.



16  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

In addition, any restrictions imposed by the plan will apply.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification,restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE,WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, THE UNDERLYING FUNDS MAY HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may in the future also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUND AND THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER THE UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

You can request a transfer or withdrawal by letter or any other method we agree to. Send the plan name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to:

RIVERSOURCE LIFE INSURANCE COMPANY
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

* Failure to provide Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

You may withdraw all or part of the contract value at any time. We will process your withdrawal request on the valuation date we receive it. If we receive your withdrawal request at our home office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our home office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 17 return the contract. You may have to pay withdrawal charges (see
"Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes").

WITHDRAWALS BY OWNER FOR TRANSFER OF FUNDS
You may direct us to withdraw the total contract value and transfer that value to another funding agent. You will pay all applicable contract charges including withdrawal charges, and we will deduct them from the first payout unless you transfer the total contract value to a plan offered by us or our affiliates. (See "Charges.") You must provide us with a written request to make such a withdrawal. This written request must be sent to our home office and must specify the initial withdrawal date and payee to whom the payouts are to be made.

At your option, we will pay the contract value, less any applicable charges, in annual installments or in a lump sum as follows:

1. We may pay the contract value in five annual installments beginning on the initial withdrawal date and then on each of the next four anniversaries of such date as follows:

                                                        PERCENTAGE OF THEN REMAINING
              INSTALLMENT PAYMENT                          CONTRACT VALUE BALANCE
                       1                                             20%
                       2                                             25
                       3                                             33
                       4                                             50
                       5                                            100


  We will not allow additional withdrawals for benefits or other transfers of contract values and we will not accept additional purchase payments after we make the first withdrawal payment. We will continue to credit interest to any contract value balance remaining after an installment payment at the interest rate then in effect for the fixed account.

2. We may pay the contract value in a lump sum. We will base any contract value attributable to the fixed account on market value. We will determine the market value by applying the formula described below under "Market Value Adjustment". We will make lump sum payments according to the withdrawal provisions (see "Withdrawals, Loans and Conversions - Receiving Withdrawal Payments").

MARKET VALUE ADJUSTMENT

A Market Value Adjustment (MVA) applies only when we pay out the fixed account value in a lump sum when:

- you withdraw the total contract value to transfer that value to another funding vehicle;

- you make a total withdrawal of the fixed account contract value; or

- we terminate the contract as described below. (See "Contract Termination.")

We will apply the MVA to the contract value withdrawn from the fixed account after deducting any applicable contract administrative charge and withdrawal charge. (See "Charges.")

The MVA will reflect the relationship between the current interest rate credited to new purchase payments allocated to the fixed account and the rate credited to all prior purchase payments. We calculate the MVA as follows:

MVA = FIXED ACCOUNT VALUE X (A - B) X C

Where:


A    =    the weighted average interest rate (in decimal form) credited to all fixed account purchase payments made by you at the time of termination, rounded to four decimal places;

A    =    the interest rate (in decimal form) credited to new purchase payments to the contract at the time of termination or total withdrawal, rounded to four decimal places; and

A    =    the annuity factor, which represents the relationship between the contract year and the average duration of underlying investments from the following table:




                 CONTRACT YEAR                                  ANNUITY FACTOR
                      1-3                                             6.0
                      4-6                                             5.0
                      7+                                              4.0





18  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

The following examples show a downward and upward MVA.

1. Assume: contract effective date of Oct. 1, 1993
   contract termination date of July 1, 1998 contract year at termination is five

                                                         PURCHASE                                           ACCUMULATION
 YEAR                                                    PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
 1                                                        $10,000          6.50%             6.25%            $12,560
 2                                                          8,000          6.00              6.25               9,870
 3                                                         12,000          6.25              6.25              13,960
 4                                                         15,000          7.50              6.75              16,660
 5                                                         20,000          6.50              6.50              20,640



Total accumulation account value      =    $   73,690
Withdrawal charge = .03 x 73,690      =         2,211
Fixed account value = 73,690 -
  2,211                               =        71,479
Weighted average interest rate        =         6.433%
Interest rate on new purchase
  payments                            =         6.750
MVA = $71,479 x (.06433 - .06750) x
  5.0                                 =    $(1,132.94)
Market value = 71,479 - 1,132.94      =     70,346.06


2. Assume: contract effective date of Jan. 15, 1994
   contract termination date of Sept. 20, 1996 contract year at termination is three

                                                         PURCHASE                                           ACCUMULATION
YEAR                                                     PAYMENTS      INITIAL RATE      CURRENT RATE      ACCOUNT VALUE
1                                                         $15,000          7.00%             6.25%            $17,710
2                                                          20,000          6.50              6.00              22,140
3                                                          25,000          5.50              5.50              25,910



Total accumulation account value      =    $   65,760
Withdrawal charge = .05 x 65,760      =         3,288
Fixed account value = 65,760 -
  3,288                               =        62,472
Weighted average interest rate        =         5.870%
Interest rate on new purchase
  payments                            =         5.250
MVA = $62,472 x (.05870 - .05250) x
  6                                   =    $ 2,323.96
Market value = 62,472 + 2,323.96      =     64,795.96


No MVA applies if:

- you make a partial withdrawal of the fixed account contract value;

- we pay you installment payments when you withdraw the total contract value and transfer that value to another funding vehicle or we terminate the contract; or

- you transfer contract values from the fixed account to the variable accounts. (See "Transferring Money Between Accounts.")

CONTRACT TERMINATION

We reserve the right, upon at least 30 days' written notice, to declare a contract termination date.

We may declare a contract termination date if:

- you adopt an amendment to the plan that causes the plan to be materially different from the original plan (to be "materially different," the amendment must cause a substantial change in the level of the dollar amounts of purchase payments or contract benefits paid by us);

- the plan fails to qualify or becomes disqualified under the appropriate sections of the Code;

- while the contract is in force, and prior to any withdrawal or contract termination, you offer under the plan a prohibited investment as a funding vehicle to which future contributions may be made (prohibited investments include: guaranteed investment contracts, bank investment contracts, annuity contracts with fixed and/or variable accounts, and funding vehicles providing a guarantee of principal); or

- you change to a record-keeper not approved by us.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  19

If we waive our rights to terminate the contract under any provision of this section at any time,such waiver will not be considered a precedent and will not prohibit us from exercising the right to terminate this contract,for the reasons noted above, at any future time.

PROCEDURES AT CONTRACT TERMINATION


On the contract termination date, we will withdraw any outstanding charges, including any contract administrative charge, from the contract value. A withdrawal charge may apply on account of any termination under this provision. We will deduct it from the first termination payment. (See "Charges.")


At your option, we will pay the contract value in a lump sum or in annual installment payouts according to the table under "Withdrawals by owner for transfer of funds" above. A lump sum payout will be subject to an applicable MVA to the fixed account value. If you do not select an option, we will pay the contract value to you under the installment option.

CHANGING OWNERSHIP

You may not transfer ownership of the contract except to:

- a trustee or successor trustee of a pension or profit sharing trust that is qualified under the Code; or

- as otherwise permitted by laws and regulations governing the plans under which the contract is issued.

Subject to the provisions above, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan or as a security for the performance of an obligation or for any other purpose except as required or permitted by the Code.

THE ANNUITY PAYOUT PERIOD

When a plan participant reaches his or her retirement date, you may select one of the annuity payout plans outlined below or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

We will make retirement payouts on a fixed basis under a supplemental fixed immediate annuity in the form customarily offered by us at the time of purchase.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

RESTRICTIONS ON PAYOUT OPTIONS: If you elect an annuity payout plan, it must comply with certain IRS regulations governing RMDs. In general, your annuity payout plan will meet these regulations if payouts are made:



- in equal or substantially equal payments over a period not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary; or

- over a period certain not longer than the life expectancy of the participant or over the life expectancy of the participant and designated beneficiary.



20  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the immediate annuity is purchased to provide retirement payouts. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

TAXES

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

TAXATION OF ANNUITIES IN GENERAL: Generally, there is no tax to a participant on contributions made to the contract or on any increases in the value of the contract. However, when a taxable distribution (or deemed distribution) to a participant occurs, the distribution will be subject to taxation (except contributions that were made with after-tax dollars).

TAX-DEFERRED RETIREMENT PLANS: This contract is used to fund retirement plans that are already tax deferred under the Code. The contract will not provide any necessary or additional tax deferral for the retirement plan.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required withdrawals called required minimum distributions (RMDs) beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor for an explanation of the potential tax implications to you.

MANDATORY WITHHOLDING: If the participant receives a distribution from the plan, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time of the payout. Any withholding represents a prepayment of the participant's tax due for the year and the participant will take credit for these amounts when filing an annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, the participant elects to roll the distribution over directly to an IRA or another eligible plan.

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise when:

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over the participant's life or life expectancy (or the joint lives or life expectancies of the participant and designated beneficiary) or over a specified period of ten years or more;

- the payout is an RMD as defined under the Code;

- the payout is a 457 non-governmental plan distribution;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

Payouts made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

ELECTIVE WITHHOLDING: If the distribution from the plan is not subject to mandatory withholding as described above, the participant can elect not to have any withholding occur. To do this the participant must provide a valid Social Security Number or Taxpayer Identification Number.

If the participant does not make this election and if the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. If a distribution is made to the participant under a Section 457 plan, withholding is computed using payroll methods, depending upon the type of payment. If the distribution is any other type of payment (such as a partial or full withdrawal), withholding is computed using 10% of the taxable portion.

The withholding requirements differ if we deliver the payment outside the United States and/or to a non-resident alien.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, state withholding may be deducted from the payment.



                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS  21

PENALTIES: If participants receive a distribution from the plan before reaching age 59 1/2, they may have to pay a 10% IRS penalty on the amount includable in their ordinary income. However, this penalty generally will not apply to any amount received by the participant or designated beneficiary:

- because of the participant's death;

- because the participant becomes disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over the participant's life or life expectancy (or joint lives or life expectancies of the participant and designated beneficiary);

- if the distribution is made following severance from employment during the calendar in which you attain age 55 (TSAs or annuities funding 401(a) plans only); or

- if the payout is a 457 plan distribution.

Other exceptions may apply if you withdraw from the contract before your plan specifies that payouts can be made.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of the contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions to the contrary. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

VOTING RIGHTS

You or another authorized party with investments in the subaccounts may vote on important fund policies. We will vote fund shares according to the instructions we receive.

The number of votes is determined by applying the percentage interest in each subaccount to the total number of votes allowed to the subaccount.

We calculate votes separately for each subaccount. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

OTHER CONTRACTUAL PROVISIONS

MODIFICATION

We may modify the contract upon notice to you, if such modification:

- is necessary to make the contract or the subaccounts comply with any law or regulation issued by a governmental agency to which we or the subaccounts are subject;

- is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts;

- is necessary to reflect a change in the subaccounts; or

- provides additional accumulation options for the subaccounts.

In the event of any such modification, we may make appropriate endorsement to the contract to reflect such modification.

PROOF OF CONDITION OR EVENT

Where any payments under the contract depend on the recipient being alive and/or being a certain age on a given date, or depend on the occurrence of a specific event, we may require satisfactory proof that such a condition has been met prior to making the payment.



22  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

RECORDKEEPING SERVICES

We provide a contract to fund plans that meet the requirements of Code Sections 401 (including 401(k)) and 457. We do not provide any administrative or recordkeeping services in connection with the plan. We will rely on information and/or instructions provided by the plan administrator and/or recordkeeper in order to properly administer the contract. For this reason, we must approve any person or entity authorized by the owner to administer recordkeeping services for the plan and participants.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.00% of purchase payments on the contract as well as service/trail commissions of up to 0.50% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

INVESTMENTS BY RIVERSOURCE LIFE

RiverSource Life must invest its assets in its general account in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, asset-backed


                   RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS 23 securities, preferred and common stocks, real estate mortgages, real estate and certain other investments. All claims by purchasers of the contracts, and other general account products, will be funded by the general account.

LEGAL PROCEEDINGS


Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), compensation arrangements and anticompetitive activities. RiverSource Life is involved in the normal course of business in a number of other legal, arbitration and regulatory proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2010 that we previously filed by RiverSource Life with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investor Relations" at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E.,Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts................  p.  3
Rating Agencies............................  p.  4
Revenues Received During Calendar Year
  2010.....................................  p.  4
Principal Underwriter......................  p.  5
Independent Registered Public Accounting
  Firm.....................................  p.  5
Financial Statements






24  RIVERSOURCE GROUP VARIABLE ANNUITY CONTRACT -- PROSPECTUS

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 862-7919


    RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
     RiverSource Life Insurance Company. Both companies are affiliated with
                       Ameriprise Financial Services, Inc.

     (C) 2008-2011 RiverSource Life Insurance Company. All rights reserved.


S-6156 Y (4/11)

PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                     RIVERSOURCE(R) EMPLOYEE BENEFIT ANNUITY



                         RIVERSOURCE(R) FLEXIBLE ANNUITY



                 RIVERSOURCE(R) GROUP VARIABLE ANNUITY CONTRACT



               RIVERSOURCE(R) VARIABLE RETIREMENT AND COMBINATION

                              RETIREMENT ANNUITIES



                              RIVERSOURCE ACCOUNT F

  (previously IDS Life Accounts F, G, H, IZ, KZ, LZ, N, PZ, QZ, RZ, SZ and TZ)

                                 APRIL 29, 2011

RiverSource Account F is a separate account established and maintained by RiverSource Life Insurance Company (RiverSource Life).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919


S-6323 J (4/11)

TABLE OF CONTENTS


Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2010.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Financial Statements





 2    RIVERSOURCE ACCOUNT F

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS
For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

- determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

- apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date by;

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.


                                                     RIVERSOURCE ACCOUNT F    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.

For detailed information on the agency ratings given to RiverSource Life, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


REVENUES RECEIVED DURING CALENDAR YEAR 2010



The following table shows the funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2010. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.



--------------------------------------------------------------------------------------------
Affiliated Funds*                                                            $228,088,727.84
Oppenheimer Variable Account Funds                                           $ 15,628,735.56
Fidelity(R) Variable Insurance Products                                      $ 14,724,257.96
Invesco Variable Insurance Funds/Invesco Van Kampen Variable Insurance
  Funds                                                                      $ 11,870,799.94
Janus Aspen Series                                                           $  6,582,362.41
AllianceBernstein Variable Products Series Fund, Inc.                        $  5,575,475.35
Wells Fargo Advantage Variable Trust Funds                                   $  5,074,972.89
PIMCO Variable Insurance Trust                                               $  5,059,767.06
Franklin(R) Templeton(R) Variable Insurance Products Trust                   $  4,281,966.04
Eaton Vance Variable Trust                                                   $  3,798,366.80
American Century(R) Variable Portfolios, Inc.                                $  3,762,399.53
Goldman Sachs Variable Insurance Trust                                       $  3,644,842.55
MFS(R) Variable Insurance Trust(SM)                                          $  2,954,011.59
Morgan Stanley UIF                                                           $  1,888,990.85
Putnam Variable Trust                                                        $  1,013,384.89
Neuberger Berman Advisers Management Trust                                   $    989,755.86
Credit Suisse Trust                                                          $    841,648.92
Royce Capital Fund                                                           $    330,694.17
Third Avenue Variable Series Trust                                           $    301,521.50
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund               $    124,287.46
Calvert Variable Series, Inc.                                                $    118,238.87
Legg Mason Partners Variable Portfolios                                      $     38,989.33
Lazard Retirement Series, Inc.                                               $      2,317.20
Lincoln Variable Insurance Products Trust                                    $      1,898.72
J.P. Morgan Series Trust II                                                  $      1,552.86
--------------------------------------------------------------------------------------------




* Affiliated Funds include funds offered under: Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Series Trust II (previously RiverSource Variable Series Trust) and Wanger Advisors Trust.



 4    RIVERSOURCE ACCOUNT F

PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.



The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2010 was $391,347,519; in 2009 was $307,628,681; and in 2008 was $383,542,107. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements of RiverSource Life Insurance Company at Dec. 31, 2010 and 2009, and for each of the three years in the period ended
Dec. 31, 2010, and the individual financial statements of the segregated asset divisions of RiverSource Account F, sponsored by RiverSource Life Insurance Company, at Dec. 31, 2010, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the Statement of Additional Information in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.



                                                     RIVERSOURCE ACCOUNT F    5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource Account F (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource Account F, referred to in Note 1, at December 31, 2010, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                        (-s- ERNST & YOUNG LLP)

Minneapolis, Minnesota
April 22, 2011


 6    RIVERSOURCE ACCOUNT F

STATEMENTS OF ASSETS AND LIABILITIES

                                               AB VPS         COL VP          COL VP            COL VP           COL VP
                                             GRO & INC,        BAL,         CASH MGMT,         DIV BOND,       DIV EQ INC,
DEC. 31, 2010                                   CL B           CL 3            CL 3              CL 3             CL 3
 ASSETS
Investments, at fair value(1),(2)            $37,646,039   $488,296,432     $38,623,166      $254,638,493     $156,280,403
Dividends receivable                                  --             --              11                --               --
Accounts receivable from RiverSource Life
  for contract purchase payments                      --             --         128,816                --               --
Receivable for share redemptions                  33,147             --              --                --               --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                  37,679,186    488,296,432      38,751,993       254,638,493      156,280,403
--------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                32,138        416,468          33,104           218,218          133,207
    Contract terminations                          1,009        258,477              --           170,102          130,365
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 33,147        674,945          33,104           388,320          263,572
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                         36,847,927    478,390,415      38,511,347       250,667,876      153,986,548
Net assets applicable to contracts in
  payment period                                 798,112      9,231,072         207,542         3,582,297        2,030,283
--------------------------------------------------------------------------------------------------------------------------
Total net assets                             $37,646,039   $487,621,487     $38,718,889      $254,250,173     $156,016,831
--------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          2,213,171     35,307,045      38,623,166        23,148,954       11,866,394
(2) Investments, at cost                     $46,519,658   $519,693,677     $38,607,585      $253,171,342     $137,990,706
--------------------------------------------------------------------------------------------------------------------------


                                               COL VP         COL VP          COL VP            COL VP           COL VP
                                               DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   MID CAP GRO OPP,    LG CAP GRO,
DEC. 31, 2010 (CONTINUED)                       CL 3           CL 3            CL 3              CL 3             CL 3
 ASSETS
Investments, at fair value(1),(2)           $535,742,642    $34,751,891     $54,444,490      $223,455,875      $28,281,654
Dividends receivable                                  --             --              --                --               --
Accounts receivable from RiverSource Life
  for contract purchase payments                      --             --          92,360                --               --
Receivable for share redemptions                      --             --              --                --               --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                 535,742,642     34,751,891      54,536,850       223,455,875       28,281,654
--------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee               456,803         29,678          46,383           190,308           24,127
    Contract terminations                        201,024          1,947              --           113,662           10,447
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                657,827         31,625          46,383           303,970           34,574
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                        525,054,124     34,330,509      52,989,599       219,901,087       27,773,351
Net assets applicable to contracts in
  payment period                              10,030,691        389,757       1,500,868         3,250,818          473,729
--------------------------------------------------------------------------------------------------------------------------
Total net assets                            $535,084,815    $34,720,266     $54,490,467      $223,151,905      $28,247,080
--------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                         27,729,950      2,970,247       7,856,348        15,378,932        4,146,870
(2) Investments, at cost                    $654,041,130    $31,822,576     $50,653,488      $180,742,990      $25,520,355
--------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


                                                     RIVERSOURCE ACCOUNT F    7

STATEMENTS OF ASSETS AND LIABILITIES

                                                                         COL VP     WF ADV VT
                                                                        INTL OPP,  SM CAP GRO,
DEC. 31, 2010 (CONTINUED)                                                 CL 3         CL 2
 ASSETS
Investments, at fair value(1),(2)                                     $231,814,740 $46,662,028
Dividends receivable                                                            --          --
Accounts receivable from RiverSource Life for contract purchase
  payments                                                                      --          --
Receivable for share redemptions                                                --      52,814
----------------------------------------------------------------------------------------------
Total assets                                                           231,814,740  46,714,842
----------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
    Mortality and expense risk fee                                         197,617      39,787
    Contract terminations                                                   69,234      13,027
----------------------------------------------------------------------------------------------
Total liabilities                                                          266,851      52,814
----------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period              229,039,011  46,164,722
Net assets applicable to contracts in payment period                     2,508,878     497,306
----------------------------------------------------------------------------------------------
Total net assets                                                      $231,547,889 $46,662,028
----------------------------------------------------------------------------------------------
(1) Investment shares                                                   19,189,962   5,796,525
(2) Investments, at cost                                              $192,817,907 $39,737,106
----------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


 8    RIVERSOURCE ACCOUNT F

STATEMENTS OF OPERATIONS

                                              AB VPS          COL VP           COL VP              COL VP                COL VP
                                            GRO & INC,         BAL,          CASH MGMT,           DIV BOND,           DIV EQ INC,
YEAR ENDED DEC. 31, 2010                       CL B            CL 3             CL 3                CL 3                  CL 3
 INVESTMENT INCOME
Dividend income                              $       --    $         --       $     4,534        $ 15,110,679          $         --
Variable account expenses                       378,337       4,832,365           455,210           2,692,406             1,515,344
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                (378,337)     (4,832,365)         (450,676)         12,418,273            (1,515,344)
------------------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                       8,222,158     666,808,540        69,461,256         309,851,317           192,048,030
    Cost of investments sold                 11,266,699     679,904,738        69,452,797         309,601,434           192,187,453
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                (3,044,541)    (13,096,198)            8,459             249,883              (139,423)
Net change in unrealized appreciation or
  depreciation of investments                 7,453,358      69,702,639            (8,460)          6,278,702            23,477,591
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                4,408,817      56,606,441                (1)          6,528,585            23,338,168
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 $ 4,030,480   $  51,774,076    $     (450,677)     $   18,946,858        $   21,822,824
------------------------------------------------------------------------------------------------------------------------------------


                                              COL VP          COL VP           COL VP              COL VP                COL VP
                                             DYN EQ,       GLOBAL BOND,    HI YIELD BOND,     MID CAP GRO OPP,        LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)           CL 3            CL 3             CL 3                CL 3                  CL 3
 INVESTMENT INCOME
Dividend income                            $         --     $ 1,630,717       $ 4,920,389        $         --            $       --
Variable account expenses                     5,126,901         357,876           547,201           2,064,757               268,604
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (5,126,901)      1,272,841         4,373,188          (2,064,757)             (268,604)
------------------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                     829,181,261      39,398,758        60,975,826         239,967,750            33,380,186
    Cost of investments sold                862,830,341      38,960,729        60,507,545         238,355,503            33,513,161
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                               (33,649,080)        438,029           468,281           1,612,247              (132,975)
Net change in unrealized appreciation or
  depreciation of investments               115,935,238         178,045         1,733,497          47,206,108             4,375,509
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments               82,286,158         616,074         2,201,778          48,818,355             4,242,534
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $ 77,159,257     $ 1,888,915       $ 6,574,966        $ 46,753,598           $ 3,973,930
------------------------------------------------------------------------------------------------------------------------------------



                                                                           COL VP        WF ADV VT
                                                                         INTL OPP,      SM CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                        CL 3            CL 2
 INVESTMENT INCOME
Dividend income                                                         $  3,224,798     $        --
Variable account expenses                                                  2,232,834         436,798
----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              991,964        (436,798)
----------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                  260,448,935       8,581,655
    Cost of investments sold                                             257,825,452       8,603,383
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                           2,623,483         (21,728)
Net change in unrealized appreciation or depreciation of investments      22,637,119      10,452,327
----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            25,260,602      10,430,599
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $  26,252,566    $  9,993,801
----------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


                                                     RIVERSOURCE ACCOUNT F    9

STATEMENTS OF CHANGES IN NET ASSETS

                                                    AB VPS        COL VP         COL VP         COL VP         COL VP
                                                  GRO & INC,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2010                             CL B          CL 3           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $  (378,337)  $ (4,832,365)  $   (450,676)  $ 12,418,273   $ (1,515,344)
Net realized gain (loss) on sales of
  investments                                     (3,044,541)   (13,096,198)         8,459        249,883       (139,423)
Net change in unrealized appreciation or
  depreciation of investments                      7,453,358     69,702,639         (8,460)     6,278,702     23,477,591
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  4,030,480     51,774,076       (450,677)    18,946,858     21,822,824
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           658,114      4,675,120      1,345,604      2,429,934      2,107,468
Net transfers(1)                                  (2,049,427)   (17,275,950)    (3,510,278)    (1,790,130)    (7,980,392)
Transfers for policy loans                            80,428        802,484        146,131        307,624        298,973
Adjustments to net assets allocated to
  contracts in payment period                        (84,669)    (1,138,419)       (43,188)      (641,941)      (232,082)
Contract charges                                     (37,016)      (524,270)       (47,983)      (253,763)      (145,675)
Contract terminations:
    Surrender benefits                            (5,946,332)   (56,405,129)   (14,728,887)   (33,245,418)   (22,512,145)
    Death benefits                                  (318,897)    (4,826,452)      (547,066)    (4,622,732)    (1,117,359)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (7,697,799)   (74,692,616)   (17,385,667)   (37,816,426)   (29,581,212)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   41,313,358    510,540,027     56,555,233    273,119,741    163,775,219
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $37,646,039   $487,621,487   $ 38,718,889   $254,250,173   $156,016,831
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            45,412,652    114,605,703     18,080,434     35,631,487    122,530,134
Contract purchase payments                           725,227      1,043,277        433,984        307,755      1,562,262
Net transfers(1)                                  (2,297,680)    (3,874,144)    (1,132,142)      (221,755)    (6,001,538)
Transfers for policy loans                            90,366        181,663         47,145         39,362        222,341
Contract charges                                     (40,950)      (117,638)       (15,519)       (32,229)      (108,281)
Contract terminations:
    Surrender benefits                            (6,520,436)   (12,514,488)    (4,740,904)    (4,187,933)   (16,503,734)
    Death benefits                                  (386,464)    (1,129,510)      (183,306)      (599,201)      (892,446)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  36,982,715     98,194,863     12,489,692     30,937,486    100,808,738
------------------------------------------------------------------------------------------------------------------------



(1)    Includes transfer activity from (to) other divisions and transfer from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


 10    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                               COL VP         COL VP          COL VP            COL VP           COL VP
                                               DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   MID CAP GRO OPP,   LG CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)            CL 3           CL 3            CL 3              CL 3             CL 3
 OPERATIONS
Investment income (loss) -- net             $ (5,126,901)   $ 1,272,841     $ 4,373,188      $ (2,064,757)    $  (268,604)
Net realized gain (loss) on sales of
  investments                                (33,649,080)       438,029         468,281         1,612,247        (132,975)
Net change in unrealized appreciation or
  depreciation of investments                115,935,238        178,045       1,733,497        47,206,108       4,375,509
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   77,159,257      1,888,915       6,574,966        46,753,598       3,973,930
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                     6,751,439        299,007         508,687         2,792,805         469,022
Net transfers(1)                             (22,442,284)     1,846,274          68,452        (6,970,662)        (70,684)
Transfers for policy loans                     1,332,947         27,277          60,949           493,021          66,504
Adjustments to net assets allocated to
  contracts in payment period                 (1,375,203)       (61,142)       (209,541)         (393,038)        (49,693)
Contract charges                                (704,685)       (26,540)        (41,686)         (261,654)        (23,944)
Contract terminations:
    Surrender benefits                       (61,766,101)    (5,584,915)     (8,000,958)      (27,454,219)     (3,765,469)
    Death benefits                            (4,434,559)      (309,808)       (600,923)       (1,470,457)       (150,229)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               (82,638,446)    (3,809,847)     (8,215,020)      (33,264,204)     (3,524,493)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year              540,564,004     36,641,198      56,130,521       209,662,511      27,797,643
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $535,084,815    $34,720,266     $54,490,467      $223,151,905     $28,247,080
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year        72,745,008     19,806,399      30,657,183       174,431,492      40,017,279
Contract purchase payments                       896,919        160,864         272,292         2,207,825         670,183
Net transfers(1)                              (2,995,918)       977,633          (7,064)       (5,615,156)       (162,365)
Transfers for policy loans                       178,887         14,728          32,833           393,265          95,956
Contract charges                                 (94,018)       (14,237)        (22,262)         (207,480)        (34,154)
Contract terminations:
    Surrender benefits                        (8,150,483)    (2,976,691)     (4,229,874)      (21,553,491)     (5,288,612)
    Death benefits                              (615,606)      (179,579)       (340,029)       (1,233,933)       (255,614)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year              61,964,789     17,789,117      26,363,079       148,422,522      35,042,673
-------------------------------------------------------------------------------------------------------------------------



(1)    Includes transfer activity from (to) other divisions and transfer from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          COL VP       WF ADV VT
                                                                         INTL OPP,    SM CAP GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                       CL 3           CL 2
 OPERATIONS
Investment income (loss) -- net                                        $    991,964   $  (436,798)
Net realized gain (loss) on sales of investments                          2,623,483       (21,728)
Net change in unrealized appreciation or depreciation of investments     22,637,119    10,452,327
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          26,252,566     9,993,801
-------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                3,031,816       598,052
Net transfers(1)                                                         (8,925,736)   (1,024,810)
Transfers for policy loans                                                  502,605        82,365
Adjustments to net assets allocated to contracts in payment period         (412,252)      (49,317)
Contract charges                                                           (264,197)      (37,019)
Contract terminations:
    Surrender benefits                                                  (31,226,083)   (7,184,022)
    Death benefits                                                       (1,527,336)     (270,159)
-------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                          (38,821,183)   (7,884,910)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                         244,116,506    44,553,137
-------------------------------------------------------------------------------------------------
Net assets at end of year                                              $231,547,889   $46,662,028
-------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                  133,232,936    38,341,639
Contract purchase payments                                                1,674,714       484,503
Net transfers(1)                                                         (5,013,467)     (881,882)
Transfers for policy loans                                                  280,720        67,346
Contract charges                                                           (146,198)      (30,129)
Contract terminations:
    Surrender benefits                                                  (17,031,979)   (5,768,585)
    Death benefits                                                         (937,033)     (244,531)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                        112,059,693    31,968,361
-------------------------------------------------------------------------------------------------



(1)    Includes transfer activity from (to) other divisions and transfer from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


 12    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                    AB VPS        COL VP         COL VP         COL VP         COL VP
                                                  GRO & INC,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2009                             CL B          CL 3           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $   983,742   $ (4,829,202)  $   (679,860)  $  8,270,925   $ (1,498,628)
Net realized gain (loss) on sales of
  investments                                     (3,976,509)   (36,057,717)         3,234     (2,308,131)    (8,664,423)
Net change in unrealized appreciation or
  depreciation of investments                      9,829,220    140,094,160         69,266     28,156,261     44,802,410
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  6,836,453     99,207,241       (607,360)    34,119,055     34,639,359
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           803,145      5,381,894      2,394,042      3,642,251      2,792,915
Net transfers(1)                                    (868,930)   (22,603,165)   (17,181,219)     9,059,294     (7,695,422)
Transfers for policy loans                           110,518        924,738        139,464        385,815        340,379
Adjustments to net assets allocated to
  contracts in payment period                        (81,782)    (1,431,743)       (60,893)      (314,236)       (74,372)
Contract charges                                     (45,180)      (604,579)       (69,527)      (294,322)      (169,632)
Contract terminations:
    Surrender benefits                            (5,509,008)   (56,894,309)   (21,070,012)   (39,587,572)   (22,792,328)
    Death benefits                                  (389,717)    (6,545,102)      (817,337)    (4,111,636)    (1,400,096)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (5,980,954)   (81,772,266)   (36,665,482)   (31,220,406)   (28,998,556)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   40,457,859    493,105,052     93,828,075    270,221,092    158,134,416
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $41,313,358   $510,540,027   $ 56,555,233   $273,119,741   $163,775,219
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            53,036,072    136,181,325     29,775,859     39,952,912    149,533,809
Contract purchase payments                         1,049,352      1,434,769        765,143        507,125      2,642,058
Net transfers(1)                                  (1,229,553)    (6,336,732)    (5,490,426)     1,286,876     (7,744,148)
Transfers for policy loans                           144,618        250,021         44,578         54,291        315,707
Contract charges                                     (58,635)      (161,443)       (22,309)       (41,536)      (157,904)
Contract terminations:
    Surrender benefits                            (7,026,599)   (15,022,330)    (6,730,668)    (5,516,720)   (20,667,288)
    Death benefits                                  (502,603)    (1,739,907)      (261,743)      (611,461)    (1,392,100)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  45,412,652    114,605,703     18,080,434     35,631,487    122,530,134
------------------------------------------------------------------------------------------------------------------------



(1)    Includes transfer activity from (to) other divisions and transfer from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    13

STATEMENTS OF CHANGES IN NET ASSETS

                                               COL VP         COL VP          COL VP            COL VP           COL VP
                                               DYN EQ,     GLOBAL BOND,   HI YIELD BOND,   MID CAP GRO OPP,   LG CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            CL 3           CL 3            CL 3              CL 3             CL 3
 OPERATIONS
Investment income (loss) -- net             $ (4,909,800)   $   265,905     $ 4,549,024      $ (1,843,734)    $  (238,178)
Net realized gain (loss) on sales of
  investments                                (66,208,171)        90,110        (634,692)       (9,098,430)     (1,339,549)
Net change in unrealized appreciation or
  depreciation of investments                172,383,686      3,048,955      16,528,065        96,478,084       8,827,674
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  101,265,715      3,404,970      20,442,397        85,535,920       7,249,947
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                     7,694,885        377,366         749,178         3,414,575         578,021
Net transfers(1)                             (26,691,236)       738,215       4,506,641        (4,789,739)      1,311,958
Transfers for policy loans                     1,732,528         36,842          61,294           604,345          84,055
Adjustments to net assets allocated to
  contracts in payment period                 (1,652,822)       (58,940)       (189,993)         (526,324)        (42,672)
Contract charges                                (792,545)       (29,915)        (44,018)         (278,575)        (25,275)
Contract terminations:
    Surrender benefits                       (57,378,382)    (6,248,432)     (7,711,751)      (23,290,040)     (3,311,424)
    Death benefits                            (4,505,104)      (305,348)       (864,731)       (1,472,018)       (275,413)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               (81,592,676)    (5,490,212)     (3,493,380)      (26,337,776)     (1,680,750)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year              520,890,965     38,726,440      39,181,504       150,464,367      22,228,446
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $540,564,004    $36,641,198     $56,130,521      $209,662,511     $27,797,643
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year        86,153,369     23,087,432      32,523,570       202,409,273      43,384,802
Contract purchase payments                     1,296,998        218,936         509,691         3,708,446       1,033,770
Net transfers(1)                              (4,659,428)       299,084       3,375,018        (6,121,644)      1,729,902
Transfers for policy loans                       292,722         21,118          42,600           668,133         154,862
Contract charges                                (132,888)       (17,389)        (30,026)         (298,066)        (45,058)
Contract terminations:
    Surrender benefits                        (9,427,721)    (3,626,826)     (5,121,382)      (24,399,806)     (5,780,206)
    Death benefits                              (778,044)      (175,956)       (642,288)       (1,534,844)       (460,793)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year              72,745,008     19,806,399      30,657,183       174,431,492      40,017,279
-------------------------------------------------------------------------------------------------------------------------



(1)    Includes transfer activity from (to) other divisions and transfer from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


 14    RIVERSOURCE ACCOUNT F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          COL VP       WF ADV VT
                                                                         INTL OPP,    SM CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                                       CL 3           CL 2
 OPERATIONS
Investment income (loss) -- net                                        $  1,226,861   $  (378,288)
Net realized gain (loss) on sales of investments                         (6,131,146)   (2,592,203)
Net change in unrealized appreciation or depreciation of investments     56,379,912    18,498,411
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          51,475,627    15,527,920
-------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                3,774,927       705,176
Net transfers(1)                                                        (10,425,968)      865,160
Transfers for policy loans                                                  539,797        98,257
Adjustments to net assets allocated to contracts in payment period         (304,202)       97,774
Contract charges                                                           (308,127)      (37,668)
Contract terminations:
    Surrender benefits                                                  (29,108,636)   (5,792,497)
    Death benefits                                                       (2,190,717)     (328,707)
-------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                          (38,022,926)   (4,392,505)
-------------------------------------------------------------------------------------------------
Net assets at beginning of year                                         230,663,805    33,417,722
-------------------------------------------------------------------------------------------------
Net assets at end of year                                              $244,116,506   $44,553,137
-------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                  159,052,385    43,602,789
Contract purchase payments                                                2,549,788       803,522
Net transfers(1)                                                         (7,971,329)      596,706
Transfers for policy loans                                                  363,670       110,706
Contract charges                                                           (206,026)      (42,272)
Contract terminations:
    Surrender benefits                                                  (19,115,899)   (6,367,716)
    Death benefits                                                       (1,439,653)     (362,096)
-------------------------------------------------------------------------------------------------
Units outstanding at end of year                                        133,232,936    38,341,639
-------------------------------------------------------------------------------------------------


(1)    Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


                                                    RIVERSOURCE ACCOUNT F    15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource Account F (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource
Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource(R) Employee Benefit Annuity
RiverSource(R) Flexible Annuity
RiverSource(R) Group Variable Annuity Contract
RiverSource(R) Variable Retirement and Combination Retirement Annuities

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.


DIVISION                           FUND
--------------------------------------------------------------------------------------------------------------
AB VPS Gro & Inc, Cl B             AllianceBernstein VPS Growth and Income Portfolio (Class B)
Col VP Bal, Cl 3                   Columbia Variable Portfolio - Balanced Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Balanced Fund
                                     (Class 3))
Col VP Cash Mgmt, Cl 3             Columbia Variable Portfolio - Cash Management Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Cash Management Fund
                                     (Class 3))
Col VP Div Bond, Cl 3              Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Diversified Bond Fund
                                     (Class 3))
Col VP Div Eq Inc, Cl 3            Columbia Variable Portfolio - Diversified Equity Income Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Diversified Equity
                                     Income Fund (Class 3))
Col VP Dyn Eq, Cl 3                Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Dynamic Equity Fund
                                     (Class 3))
Col VP Global Bond, Cl 3           Columbia Variable Portfolio - Global Bond Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Global Bond Fund
                                     (Class 3))
Col VP Hi Yield Bond, Cl 3         Columbia Variable Portfolio - High Yield Bond Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - High Yield Bond Fund
                                     (Class 3))
Col VP Mid Cap Gro Opp, Cl 3       Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3)
                                     (previously RVST RiverSource Variable Portfolio - Mid Cap Growth Fund
                                     (Class 3))
Col VP Lg Cap Gro, Cl 3            Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)
                                     (previously RVST Seligman Variable Portfolio - Growth Fund (Class 3))
Col VP Intl Opp, Cl 3              Columbia Variable Portfolio - International Opportunity Fund (Class 3)
                                     (previously RVST Threadneedle Variable Portfolio - International
                                     Opportunity Fund (Class 3))
WF Adv VT Sm Cap Gro, Cl 2         Wells Fargo Advantage VT Small Cap Growth Fund - Class 2
--------------------------------------------------------------------------------------------------------------





The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest

 16    RIVERSOURCE ACCOUNT F
level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels as of Dec. 31, 2010.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.00% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $20 to $500 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES
RiverSource Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource

                                                    RIVERSOURCE ACCOUNT F    17

Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.

FEE AGREEMENT:                  FEES PAID TO:
----------------------------------------------------------------------------------------
Investment Management Services
Agreement                       Columbia Management Investment Advisers, LLC
----------------------------------------------------------------------------------------
Administrative Services
Agreement                       Ameriprise Financial
----------------------------------------------------------------------------------------
Transfer Agency and Servicing   Columbia Management Investment Services Corp.
Agreement                         (previously RiverSource Service Corporation)
----------------------------------------------------------------------------------------
Plan and Agreement of
Distribution Pursuant to Rule   Columbia Management Investment Distributors, Inc.
12b-1                             (previously RiverSource Distributors, Inc.)
----------------------------------------------------------------------------------------


7. INVESTMENT TRANSACTIONS

The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2010 were as follows:





DIVISION                               PURCHASES
---------------------------------------------------------
AB VPS Gro & Inc, Cl B                 $    146,022
Col VP Bal, Cl 3                        587,259,692
Col VP Cash Mgmt, Cl 3                   51,640,921
Col VP Div Bond, Cl 3                   284,361,343
Col VP Div Eq Inc, Cl 3                 161,025,181
Col VP Dyn Eq, Cl 3                     741,280,085
Col VP Global Bond, Cl 3                 36,865,434
Col VP Hi Yield Bond, Cl 3               56,994,202
Col VP Mid Cap Gro Opp, Cl 3            204,717,534
Col VP Lg Cap Gro, Cl 3                  29,589,992
Col VP Intl Opp, Cl 3                   222,550,666
WF Adv VT Sm Cap Gro, Cl 2                  259,947
---------------------------------------------------------






 18    RIVERSOURCE ACCOUNT F

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

                                                   AB VPS        COL VP        COL VP        COL VP        COL VP
                                                 GRO & INC,       BAL,       CASH MGMT,     DIV BOND,    DIV EQ INC,
                                                    CL B          CL 3          CL 3          CL 3          CL 3
                                                --------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2006                                     $1.23          $5.09        $2.99         $6.90         $1.66
At Dec. 31, 2007                                     $1.28          $5.12        $3.10         $7.19         $1.78
At Dec. 31, 2008                                     $0.75          $3.56        $3.14         $6.67         $1.05
At Dec. 31, 2009                                     $0.89          $4.37        $3.11         $7.55         $1.32
At Dec. 31, 2010                                     $1.00          $4.87        $3.08         $8.10         $1.53
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2006                                    93,557        215,043       26,571        55,305       246,164
At Dec. 31, 2007                                    69,053        171,598       30,042        46,543       189,485
At Dec. 31, 2008                                    53,036        136,181       29,776        39,953       149,534
At Dec. 31, 2009                                    45,413        114,606       18,080        35,631       122,530
At Dec. 31, 2010                                    36,983         98,195       12,490        30,937       100,809
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2006                                  $116,426     $1,110,184      $79,857      $386,865      $411,836
At Dec. 31, 2007                                   $89,474       $893,790      $93,562      $339,318      $339,583
At Dec. 31, 2008                                   $40,458       $493,105      $93,828      $270,221      $158,134
At Dec. 31, 2009                                   $41,313       $510,540      $56,555      $273,120      $163,775
At Dec. 31, 2010                                   $37,646       $487,621      $38,719      $254,250      $156,017
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2006                      1.17%          2.45%        4.41%         4.35%         1.39%
For the year ended Dec. 31, 2007                      1.21%          2.82%        4.73%         4.75%         1.52%
For the year ended Dec. 31, 2008                      1.82%          0.25%        2.28%         0.46%         0.09%
For the year ended Dec. 31, 2009                      3.52%            --         0.07%         4.03%           --
For the year ended Dec. 31, 2010                        --             --         0.01%         5.64%           --
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2006                      1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007                      1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2008                      1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2009                      1.00%          1.00%        1.00%         1.00%         1.00%
For the year ended Dec. 31, 2010                      1.00%          1.00%        1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2006                     15.82%         13.25%        3.45%         3.38%        18.56%
For the year ended Dec. 31, 2007                      3.81%          0.72%        3.78%         4.14%         6.94%
For the year ended Dec. 31, 2008                    (41.29%)       (30.61%)       1.25%        (7.25%)      (41.06%)
For the year ended Dec. 31, 2009                     19.15%         22.99%       (0.84%)       13.28%        26.19%
For the year ended Dec. 31, 2010                     11.68%         11.41%       (0.98%)        7.25%        15.67%
--------------------------------------------------------------------------------------------------------------------





                                                    RIVERSOURCE ACCOUNT F    19

                                                                               COL VP        COL VP
                                                   COL VP        COL VP       HI YIELD     MID CAP GRO     COL VP
                                                   DYN EQ,    GLOBAL BOND,      BOND,         OPP,       LG CAP GRO,
                                                    CL 3          CL 3          CL 3          CL 3          CL 3
                                                --------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2006                                     $10.17        $1.58         $1.57         $1.19         $0.90
At Dec. 31, 2007                                     $10.36        $1.68         $1.58         $1.34         $0.91
At Dec. 31, 2008                                      $5.93        $1.66         $1.17         $0.73         $0.50
At Dec. 31, 2009                                      $7.29        $1.83         $1.78         $1.18         $0.68
At Dec. 31, 2010                                      $8.47        $1.93         $2.01         $1.48         $0.79
--------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2006                                    140,874       27,863        61,513       333,466        72,433
At Dec. 31, 2007                                    109,144       23,737        44,452       251,387        58,371
At Dec. 31, 2008                                     86,153       23,087        32,524       202,409        43,385
At Dec. 31, 2009                                     72,745       19,806        30,657       174,431        40,017
At Dec. 31, 2010                                     61,965       17,789        26,363       148,423        35,043
--------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2006                                 $1,454,639      $44,523       $98,301      $401,699       $65,547
At Dec. 31, 2007                                 $1,150,348      $40,439       $71,963      $341,812       $54,115
At Dec. 31, 2008                                   $520,891      $38,726       $39,182      $150,464       $22,228
At Dec. 31, 2009                                   $540,564      $36,641       $56,131      $209,663       $27,798
At Dec. 31, 2010                                   $535,085      $34,720       $54,490      $223,152       $28,247
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2006                       1.18%        3.26%         7.37%         0.24%         0.89%
For the year ended Dec. 31, 2007                       1.30%        3.63%         7.39%         0.06%         1.02%
For the year ended Dec. 31, 2008                       0.23%        6.56%         0.31%         0.02%         0.29%
For the year ended Dec. 31, 2009                         --         1.74%        10.18%           --            --
For the year ended Dec. 31, 2010                         --         4.57%         9.03%           --            --
--------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2006                       1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2007                       1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2008                       1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2009                       1.00%        1.00%         1.00%         1.00%         1.00%
For the year ended Dec. 31, 2010                       1.00%        1.00%         1.00%         1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2006                      14.14%        5.67%         9.72%        (1.06%)        9.98%
For the year ended Dec. 31, 2007                       1.90%        6.57%         0.84%        12.60%         2.04%
For the year ended Dec. 31, 2008                     (42.74%)      (1.43%)      (25.92%)      (45.40%)      (44.90%)
For the year ended Dec. 31, 2009                      22.92%       10.27%        52.32%        61.78%        35.63%
For the year ended Dec. 31, 2010                      16.17%        5.53%        12.83%        25.03%        16.00%
--------------------------------------------------------------------------------------------------------------------





 20    RIVERSOURCE ACCOUNT F

                                                                          COL VP       WF ADV VT
                                                                         INTL OPP,    SM CAP GRO,
                                                                           CL 3          CL 2
                                                                       --------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2006                                                            $2.18         $1.17
At Dec. 31, 2007                                                            $2.43         $1.31
At Dec. 31, 2008                                                            $1.44         $0.76
At Dec. 31, 2009                                                            $1.81         $1.15
At Dec. 31, 2010                                                            $2.04         $1.44
-------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2006                                                          250,536        73,232
At Dec. 31, 2007                                                          200,695        54,601
At Dec. 31, 2008                                                          159,052        43,603
At Dec. 31, 2009                                                          133,233        38,342
At Dec. 31, 2010                                                          112,060        31,968
-------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2006                                                         $551,263       $85,742
At Dec. 31, 2007                                                         $493,076       $72,112
At Dec. 31, 2008                                                         $230,664       $33,418
At Dec. 31, 2009                                                         $244,117       $44,553
At Dec. 31, 2010                                                         $231,548       $46,662
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2006                                             1.87%           --
For the year ended Dec. 31, 2007                                             0.99%           --
For the year ended Dec. 31, 2008                                             2.35%           --
For the year ended Dec. 31, 2009                                             1.56%           --
For the year ended Dec. 31, 2010                                             1.43%           --
-------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2006                                             1.00%         1.00%
For the year ended Dec. 31, 2007                                             1.00%         1.00%
For the year ended Dec. 31, 2008                                             1.00%         1.00%
For the year ended Dec. 31, 2009                                             1.00%         1.00%
For the year ended Dec. 31, 2010                                             1.00%         1.00%
-------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2006                                            22.94%        21.54%
For the year ended Dec. 31, 2007                                            11.55%        12.67%
For the year ended Dec. 31, 2008                                           (41.03%)      (42.01%)
For the year ended Dec. 31, 2009                                            26.27%        51.13%
For the year ended Dec. 31, 2010                                            12.76%        25.51%
-------------------------------------------------------------------------------------------------




   (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
   (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
   (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


                                                    RIVERSOURCE ACCOUNT F    21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, and in 2008 the Company adopted new accounting guidance related to the measurement of fair value.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2011

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2010          2009

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2010, $24,818;
  2009, $25,142)                                                         $ 26,442       $25,999
  Common and preferred stocks, at fair value (cost: 2010, $1; 2009,
  $30)                                                                          2            23
Commercial mortgage loans, at cost (less allowance for loan losses:
2010, $36; 2009, $30)                                                       2,470         2,532
Policy loans                                                                  729           715
Trading securities and other investments                                      496           310
-------------------------------------------------------------------------------------------------
    Total investments                                                      30,139        29,579
Cash and cash equivalents                                                      76           811
Restricted cash                                                                66           184
Reinsurance recoverables                                                    1,829         1,688
Deferred income taxes, net                                                     --            63
Other receivables                                                             166           332
Accrued investment income                                                     309           303
Deferred acquisition costs                                                  4,578         4,285
Deferred sales inducement costs                                               545           524
Other assets                                                                1,123           936
Separate account assets                                                    63,795        54,267
-------------------------------------------------------------------------------------------------
Total assets                                                             $102,626       $92,972
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                   $ 29,680       $30,383
Policy claims and other policyholders' funds                                  134           123
Deferred income taxes, net                                                    514            --
Borrowings under repurchase agreements                                        397            --
Line of credit with Ameriprise Financial, Inc.                                  3           300
Other liabilities                                                           1,555         1,955
Separate account liabilities                                               63,795        54,267
-------------------------------------------------------------------------------------------------
Total liabilities                                                          96,078        87,028
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,460         2,445
Retained earnings                                                           3,410         3,114
Accumulated other comprehensive income, net of tax                            675           382
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                  6,548         5,944
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                               $102,626       $92,972
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

REVENUES
Premiums                                                          $  489        $  450        $  438
Net investment income                                              1,629         1,526         1,252
Policy and contract charges                                        1,389         1,156         1,352
Other revenues                                                       272           233           255
Net realized investment gains (losses)                                16            59          (442)
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,795         3,424         2,855
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   1,203           841           673
Interest credited to fixed accounts                                  909           903           790
Amortization of deferred acquisition costs                            53           145           861
Other insurance and operating expenses                               582           550           649
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,747         2,439         2,973
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                               1,048           985          (118)
Income tax provision (benefit)                                       252           245          (189)
-------------------------------------------------------------------------------------------------------
Net income                                                        $  796        $  740        $   71
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                      $   44        $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (22)          (53)
  Portion of loss recognized in other comprehensive income            (6)           (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (28)          (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                     $   16        $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2010          2009          2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $   796      $    740       $    71
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Capitalization of deferred acquisition and sales inducement
  costs                                                              (494)         (640)         (674)
  Amortization of deferred acquisition and sales inducement
  costs                                                                50           155           982
  Depreciation, amortization and accretion, net                       (79)          (68)           61
  Deferred income tax expense (benefit)                               416           (81)         (234)
  Contractholder and policyholder charges, non-cash                  (259)         (259)         (248)
  Net realized investment gains                                       (46)         (135)           (7)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          29            76           449
Change in operating assets and liabilities:
  Trading securities and equity method investments, net                29           136          (110)
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 302           282           308
  Policy claims and other policyholders' funds                         11           (49)           81
  Reinsurance recoverables                                           (141)          (96)         (302)
  Other receivables                                                   (53)           (5)           20
  Accrued investment income                                            (6)          (64)           14
  Derivatives collateral, net                                          55        (1,928)        1,591
  Other assets and liabilities, net                                   439           684            41
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 1,049        (1,252)        2,043
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               1,268         5,215           246
  Maturities, sinking fund payments and calls                       3,719         3,486         2,510
  Purchases                                                        (4,970)      (13,696)       (1,684)
Proceeds from sales and maturities of commercial mortgage
loans                                                                 207           279           263
Funding of commercial mortgage loans                                 (154)         (104)         (110)
Proceeds from sales of other investments                               95            43            19
Purchase of other investments                                        (256)          (11)         (140)
Purchase of land, buildings, equipment and software                   (15)          (14)          (18)
Change in policy loans, net                                           (14)            7           (25)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                  (120)       (4,795)        1,061
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           1,593         4,863         2,913
  Net transfers (to) from separate accounts                        (1,337)          195            91
  Surrenders and other benefits                                    (1,338)       (1,923)       (2,931)
Change in borrowings under repurchase agreements, net                 397            --            --
Proceeds from line of credit with Ameriprise Financial, Inc.           13           500            --
Payments on line of credit with Ameriprise Financial, Inc.           (310)           --            --
Deferred premium options, net                                        (182)          (82)          (77)
Tax adjustment on share-based incentive compensation plan              --            (2)            2
Cash dividend to Ameriprise Financial, Inc.                          (500)           --          (775)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by financing activities                (1,664)        3,551          (777)
-------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                 (735)       (2,496)        2,327
Cash and cash equivalents at beginning of period                      811         3,307           980
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                        $    76      $    811       $ 3,307
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                          $   112      $     72       $   168
  Interest paid on borrowings                                           3             1            --
Non-cash transactions:
  Capital contributions from Ameriprise Financial, Inc.           $    14      $    331       $   322


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2010
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                               SHARES        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2008                      $ 3         $2,031        $3,188          $ (156)        $5,066
Change in accounting principles, net of
tax                                               --             --           (30)             --            (30)
Comprehensive loss:
  Net income                                      --             --            71              --             71
  Other comprehensive income (loss), net
  of tax:
    Change in net unrealized securities
    losses                                        --             --            --            (562)          (562)
    Change in net unrealized derivatives
    losses                                        --             --            --               2              2
                                                                                                       ------------
Total comprehensive loss                                                                                    (489)
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (775)             --           (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             83            --              --             83
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (118)             --           (118)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                    $ 3          2,116         2,336            (716)         3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivatives
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                    $ 3         $2,445        $3,114          $  382         $5,944
Comprehensive income:
  Net income                                      --             --           796              --            796
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                         --             --            --             285            285
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --               4              4
    Change in net unrealized derivatives
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,089
Tax adjustment on share-based incentive
compensation plan                                 --              1            --              --              1
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (500)                          (500)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             14            --              --             14
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2010                    $ 3         $2,460        $3,410          $  675         $6,548
===================================================================================================================




See Notes to Consolidated Financial Statements.

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RiverSource Life Insurance Company
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. Effective in March and September 2010, RiverSource Life of NY withdrew its Certificates of Authority from North Dakota and Delaware, respectively, as it does not conduct business in these states. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. ("RTA"). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the "Company"). All material intercompany transactions and balances have been eliminated in consolidation.

In the third quarter of 2010, the Company made adjustments for revisions to the valuations of reserves, deferred acquisition costs ("DAC") and deferred sales inducement costs ("DSIC") related to insurance and living benefit guarantees which resulted in a $32 million pretax charge ($21 million after-tax). In the second quarter of 2010, the Company made an adjustment for revisions to certain calculations in its valuation of DAC and DSIC which resulted in a $33 million pretax benefit ($21 million after-tax).

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity ("EIA") may have their interest calculated based on an increase in a broad-based stock market index. The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account", as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The Company consolidates entities in which it holds a greater than 50% voting interest, or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships. Entities in which the Company exercises significant influence or holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. All other investments

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RiverSource Life Insurance Company
--------------------------------------------------------------------------------

that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method where the Company owns less than a 20% voting interest and does not exercise significant influence.

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity's losses, or the rights to receive the entity's returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities. A VIE is required to be assessed for consolidation under two models:

- If the VIE is a money market fund or is an investment company, or has the financial characteristics of an investment company, and the following is true:

  (i) the entity does not have an explicit or implicit obligation to fund the investment company's losses; and

  (ii) the investment company is not a securitization entity, asset backed financing entity, or an entity formally considered a qualifying special purpose entity,

then, the VIE will be consolidated by the entity that determines it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. Examples of entities that are likely to be assessed for consolidation under this framework include hedge funds, property funds, private equity funds and venture capital funds.

- If the VIE does not meet the criteria above, the VIE will be consolidated by the entity that determines it has both:

  (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance; and

  (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

When determining whether the Company stands to absorb the majority of a VIE's expected losses or receive a majority of a VIE's expected returns, it analyzes the design of the VIE to identify the variable interests it holds. Then the Company quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If the Company determines it has control over the activities that most significantly impact the economic performance of the VIE and it will absorb a majority of the VIE's expected variability, the Company consolidates the VIE. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE. When determining whether the Company has the power and the obligation to absorb losses or rights to receive benefits from the VIE that could potentially be significant, the Company qualitatively determines if its variable interests meet these criteria. If the Company consolidates a VIE under either scenario, it is referred to as the VIE's primary beneficiary.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities as follows. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through

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--------------------------------------------------------------------------------


subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). The Company's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

Trading Securities and Other Investments
Trading securities and other investments include separate account and mutual fund seed money, equity method investments, trading bonds, interests in affordable housing partnerships and syndicated loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships are accounted for under the equity method.

FINANCING RECEIVABLES

Commercial Mortgage Loans and Syndicated Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Syndicated loans represent the Company's investment in below investment grade loan syndications. Syndicated loans are reflected in trading securities and other investments at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

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RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in trading securities and other investments. Syndicated loans are charged off when management determines that the loans are uncollectible.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms. Loans restructured at an interest rate equal to or greater than interest rates for new loans with comparable risk at the time the contract is modified are excluded from restructured loans. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to the borrower, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructure or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2010 and 2009 was $66 million and $184 million, respectively, consisting of cash that has been pledged to counterparties.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premiums, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted

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RiverSource Life Insurance Company
--------------------------------------------------------------------------------

amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 8 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company generally uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years. During 2009, the Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2010 and 2009, land, buildings, equipment and software were $191 million and $190 million, respectively, net of accumulated depreciation of $59 million and $52 million, respectively. Depreciation and amortization expense for the years ended December 31, 2010, 2009 and 2008 was $14 million, $8 million and $5 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is reclassified to earnings over

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RiverSource Life Insurance Company
--------------------------------------------------------------------------------


the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

See Note 16 for information regarding the Company's fair value measurement of derivative instruments and the impact of derivatives on the Consolidated Statements of Income.

The equity component of EIA obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the EIA embedded derivatives is reflected in interest credited to fixed accounts. The changes in the fair value of the GMAB and GMWB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life ("UL") contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Company's Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing the Company's annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

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--------------------------------------------------------------------------------

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder and policyholder and are not reported in the Company's Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, EIAs and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 13 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for EIAs are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 to for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans, policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from its parent, Ameriprise Financial, for the Company's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are net of DAC.

INCOME TAXES
Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among the Company's deferred tax assets are a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes and future deductible capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Receivables
In July 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards for disclosures on the credit quality of financing receivables and the allowance for credit losses. The standard requires additional disclosure related to the credit quality of financing receivables, troubled debt restructurings and significant purchases or sales of financing receivables during the period. The standard requires that these disclosures and existing disclosures be presented on a disaggregated basis, similar to the manner that the entity uses to evaluate its credit losses. Disclosures of information as of the end of a reporting period are effective for interim and annual periods ending after December 15, 2010 and disclosures of

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

activity that occurred during a reporting period are effective for interim and annual periods beginning after December 15, 2010. In January 2011, the effective date of the disclosures related to troubled debt restructurings was deferred until the FASB clarifies guidance for determining what constitutes a troubled debt restructuring. The adoption of the standard did not impact the Company's consolidated financial condition and results of operations. See Note 2 and Note 6 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of VIEs. The standard amends the guidance on the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model and requires additional disclosures about an enterprise's involvement in VIEs. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities of the VIE and the obligation to absorb losses or the right to receive gains that could be potentially significant to the VIE. In February 2010, the FASB amended this guidance to defer application of the consolidation requirements for certain investment funds. The standards are effective for interim and annual reporting periods beginning after November 15, 2009. The Company adopted the standard effective January 1, 2010 which did not impact its consolidated financial condition and results of operations.

Subsequent Events
In February 2010, the FASB amended the accounting standards related to the recognition and disclosure of subsequent events. The amendments remove the requirement to disclose the date through which subsequent events are evaluated for Securities and Exchange Commission ("SEC") filers. The standard is effective upon issuance and shall be applied prospectively. The Company adopted the standard in the first quarter of 2010. The adoption did not have any effect on the Company's consolidated financial condition and results of operations.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in the first quarter of 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company will adopt in the first quarter of 2011. The adoption did not have any effect on the Company's consolidated financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. The Company adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives the Company uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, the Company recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price the Company would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of the Company's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, the Company considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, the Company adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk, and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of the Company's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of the Company not fulfilling these liabilities. As the Company's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income. The Company adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 5 for the Company's required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The standard is effective for interim and annual periods beginning after December 15, 2011, with earlier adoption permitted if it is at the beginning of an entity's annual reporting period. The standard is to be applied prospectively; however, retrospective application to all prior periods presented is permitted but not required. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments
In April 2010, the FASB updated the accounting standards regarding accounting for investment funds determined to be VIEs. Under this standard an insurance enterprise would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, the enterprise would not consider the interests held through separate accounts in evaluating its economic interests in a VIE, unless the separate account contract holder is a related party. The standard is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2010. The adoption of the standard is not expected to have a material impact on the Company's consolidated financial condition and results of operations.

4. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. The carrying values are reflected in trading securities and other investments and were $244 million and $28 million as of December 31, 2010 and 2009, respectively. RTA has no obligation to provide financial or other support to the affordable housing partnerships in addition to liabilities already recorded nor has it provided any additional support to the affordable housing partnerships. The Company had liabilities of $188 million and $1 million recorded in other liabilities as of December 31, 2010 and 2009, respectively, related to the affordable housing partnerships.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,792       $1,218         $ (56)       $15,954        $  1
Residential mortgage backed securities               4,364          308          (139)         4,533         (30)
Commercial mortgage backed securities                3,817          282            (4)         4,095          --
Asset backed securities                                883           43           (18)           908          --
State and municipal obligations                        809           18           (57)           770          --
Foreign government bonds and obligations                91           16            --            107          --
U.S. government and agencies obligations                55            7            --             62          --
Other structured investments                             7            6            --             13           6
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            24,818        1,898          (274)        26,442         (23)
Common stocks                                            1            1            --              2          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $24,819       $1,899         $(274)       $26,444        $(23)
====================================================================================================================




                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,245       $  855         $(106)       $14,994        $  1
Residential mortgage backed securities               5,249          185          (238)         5,196         (41)
Commercial mortgage backed securities                3,874          182           (16)         4,040          --
Asset backed securities                                877           32           (29)           880          --
State and municipal obligations                        647           12           (46)           613          --
U.S. government and agencies obligations               152            7            (1)           158          --
Foreign government bonds and obligations                94           14            (1)           107          --
Other structured investments                             4            7            --             11           7
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            25,142        1,294          (437)        25,999         (33)
Common and preferred stocks                             30           --            (7)            23          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $25,172       $1,294         $(444)       $26,022        $(33)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At both December 31, 2010 and 2009, fixed maturity securities comprised approximately 88% of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2010 and 2009, approximately $1.2 billion and $1.1 billion, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2010                         DECEMBER 31, 2009
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 8,067       $ 8,647          33%        $ 9,194       $ 9,520          37%
AA                                           1,360         1,426           5           1,081         1,084           4
A                                            4,025         4,259          16           4,182         4,326          17
BBB                                          9,831        10,721          41           9,276         9,826          38
Below investment grade                       1,535         1,389           5           1,409         1,243           4
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $24,818       $26,442         100%        $25,142       $25,999         100%
==========================================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2010 and 2009, approximately 29% and 33%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 107         $1,785         $(44)          13           $153          $ (12)         120
Residential mortgage
  backed securities           71            310           (7)          45            282           (132)         116
Commercial mortgage
  backed securities           10            238           (4)          --             --             --           10
Asset backed
  securities                  10            186           (6)          15             69            (12)          25
State and municipal
  obligations                 20            256           (9)           2             87            (48)          22
U.S. government and
  agencies obligations         1             15           --           --             --             --            1
Common stocks                  2              1           --            1             --             --            3
------------------------------------------------------------------------------------------------------------------------
  Total                      221         $2,791         $(70)          76           $591          $(204)         297
========================================================================================================================

                             DECEMBER 31, 2010
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $1,938         $ (56)
Residential mortgage
  backed securities           592          (139)
Commercial mortgage
  backed securities           238            (4)
Asset backed
  securities                  255           (18)
State and municipal
  obligations                 343           (57)
U.S. government and
  agencies obligations         15            --
Common stocks                   1            --
--------------------------------------------------
  Total                    $3,382         $(274)
==================================================






                                                                DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                  92         $1,088         $(18)           85         $1,313         $ (88)         177
Residential mortgage
  backed securities           34          1,184          (34)           53            363          (204)          87
Commercial mortgage
  backed securities           24            353           (4)           18            297           (12)          42
Asset backed
  securities                   6             70           (1)           16             87           (28)          22
State and municipal
  obligations                 13            232           (9)            2             99           (37)          15
U.S. government and
  agencies obligations         2             89           (1)           --             --            --            2
Foreign government
  bonds and
  obligations                 --             --           --             1              4            (1)           1
Common and preferred
  stocks                      --             --           --             2             23            (7)           2
------------------------------------------------------------------------------------------------------------------------
  Total                      171         $3,016         $(67)          177         $2,186         $(377)         348
========================================================================================================================

                             DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $2,401         $(106)
Residential mortgage
  backed securities         1,547          (238)
Commercial mortgage
  backed securities           650           (16)
Asset backed
  securities                  157           (29)
State and municipal
  obligations                 331           (46)
U.S. government and
  agencies obligations         89            (1)
Foreign government
  bonds and
  obligations                   4            (1)
Common and preferred
  stocks                       23            (7)
--------------------------------------------------
  Total                    $5,202         $(444)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities at December 31, 2010 are attributable to credit spreads. The primary driver of lower unrealized losses at December 31, 2010 was the decline of interest rates during the period.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                        YEARS ENDED DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other
  comprehensive income                                                     $ 82          $102
Additional amount related to credit losses for which an other-than-
  temporary impairment was not previously recognized                         14             7
Reductions for securities sold during the period (realized)                  --           (58)
Additional increases to the amount related to credit losses for which
  an other-than-temporary impairment was previously recognized               12            31
-------------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31 for which a portion of other-than-temporary impairment was
  recognized in other comprehensive income                                 $108          $ 82
=================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents a rollforward of the net unrealized securities (losses) gains on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                         COMPREHEN-
                                                                                         SIVE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                              (LOSSES)      DEFERRED      (LOSSES)
(IN MILLIONS)                                                   GAINS      INCOME TAX       GAINS
----------------------------------------------------------------------------------------------------
Balance at January 1, 2008                                     $  (179)       $  63        $  (116)
  Net unrealized securities losses arising during the
  period                                                        (1,598)         559         (1,039)
  Reclassification of losses included in net income                431         (151)           280
  Impact on DAC, DSIC and benefit reserves                         303         (106)           197
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                    (1,043)         365           (678)
  Cumulative effect of accounting change                           (58)          20            (38)(1)
  Net unrealized securities gains arising during the
  period(3)                                                      2,378         (832)         1,546
  Reclassification of gains included in net income                 (73)          26            (47)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                    (566)         199           (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                       638         (222)           416(2)
  Net unrealized securities gains arising during the
  period(3)                                                        794         (278)           516
  Reclassification of gains included in net income                 (20)           7            (13)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                    (328)         114           (214)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                   $ 1,084        $(379)       $   705(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) At December 31, 2010 and 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Securities Gains included $(12) million and $(16) million, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.
(3) In 2010 and 2009, net unrealized securities gains arising during the period include other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                         $ 51          $185          $  13
Gross realized investment losses from sales                          (4)          (50)            (6)
Other-than-temporary impairments                                    (28)          (62)          (440)


The other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. The other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The other-than-temporary impairments for the year ended December 31, 2008 related to losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities.

Available-for-Sale securities by contractual maturity at December 31, 2010 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $ 1,047       $ 1,066
Due after one year through five years                                       5,359         5,671
Due after five years through 10 years                                       5,615         6,106
Due after 10 years                                                          3,726         4,050
-------------------------------------------------------------------------------------------------
                                                                           15,747        16,893
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      4,364         4,533
Commercial mortgage backed securities                                       3,817         4,095
Asset backed securities                                                       883           908
Other structured investments                                                    7            13
Common stocks                                                                   1             2
-------------------------------------------------------------------------------------------------
  Total                                                                   $24,819       $26,444
=================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

At both December 31, 2010 and 2009, bonds carried at $7 million were on deposit with various states as required by law.

Trading Securities
Net recognized gains (losses) related to trading securities held at December 31, 2010, 2009 and 2008 were nil, nil and $9 million, respectively.

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,482        $1,371        $1,043
Income on commercial mortgage loans                                  152           160           173
Trading securities and other investments                              40            35            55
-------------------------------------------------------------------------------------------------------
                                                                   1,674         1,566         1,271
Less: investment expenses                                            (45)          (40)          (19)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,629        $1,526        $1,252
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                    $19          $ 73          $(433)
Commercial mortgage loans                                            (6)          (13)            (1)
Trading securities and other investments                              3            (1)            (8)
-------------------------------------------------------------------------------------------------------
  Total                                                             $16          $ 59          $(442)
=======================================================================================================



6. FINANCING RECEIVABLES

The Company's financing receivables include commercial mortgage loans, syndicated loans and policy loans. The Company does not hold any loans acquired with deteriorated credit quality. See Note 2 for information regarding the Company's accounting policies related to loans and the allowance for loan losses.

ALLOWANCE FOR LOAN LOSSES

The following table presents a rollforward of the allowance for loan losses for the year ended December 31, 2010 and the ending balance of the allowance for loan losses as of December 31, 2010 by impairment method and type of loan:

                                                                COMMERCIAL
                                                                 MORTGAGE     SYNDICATED
(IN MILLIONS)                                                      LOANS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------
Beginning balance                                                   $30           $12           $42
  Charge-offs                                                        (1)           (2)           (3)
  Provisions                                                          7            (5)            2
-------------------------------------------------------------------------------------------------------
Ending balance                                                      $36           $ 5           $41
=======================================================================================================
Ending balance: Individually evaluated for impairment               $ 8           $--           $ 8
Ending balance: Collectively evaluated for impairment                28             5            33


The recorded investment in financing receivables as of December 31, 2010 by impairment method and type of loan was as follows:

                                                                COMMERCIAL
                                                                 MORTGAGE     SYNDICATED
(IN MILLIONS)                                                      LOANS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------
Ending balance: Individually evaluated for impairment             $   75         $ --         $   75
Ending balance: Collectively evaluated for impairment              2,431          205          2,636
-------------------------------------------------------------------------------------------------------
Ending balance                                                    $2,506         $205         $2,711
=======================================================================================================



As of December 31, 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $19 million.

During the year ended December 31, 2010, the Company purchased $59 million and sold $2 million of syndicated loans.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CREDIT QUALITY INFORMATION

Nonperforming loans, which are generally loans 90 days or more past due, were $8 million as of December 31, 2010. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 3% of commercial mortgage loans as of December 31, 2010. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure in the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)                                  LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
South Atlantic                                                    $  590           24%          $ 4
Pacific                                                              530           21            15
Mountain                                                             286           11            --
West North Central                                                   251           10            --
East North Central                                                   240           10            --
Middle Atlantic                                                      212            8            --
West South Central                                                   183            7            --
New England                                                          148            6             2
East South Central                                                    66            3            --
                                                               ------------  ------------  ------------
                                                                   2,506          100%           21
                                                                             ------------
Less: allowance for loan losses                                      (36)                        --
                                                               ------------                ------------
  Total                                                           $2,470                        $21
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type as of December 31, 2010 were as follows:

                                                                              PERCENT OF      FUNDING
(IN MILLIONS, EXCEPT PERCENTAGES)                                  LOANS         LOANS      COMMITMENTS
-------------------------------------------------------------------------------------------------------
Retail                                                            $  820           33%          $10
Office                                                               717           29            --
Industrial                                                           456           18             6
Apartments                                                           326           13            --
Hotel                                                                 57            2            --
Mixed Use                                                             43            2            --
Other                                                                 87            3             5
                                                               ------------  ------------  ------------
                                                                   2,506          100%           21
                                                                             ------------
Less: allowance for loan losses                                      (36)                        --
                                                               ------------                ------------
  Total                                                           $2,470                        $21
=======================================================================================================



Syndicated Loans
The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans as of December 31, 2010 were $1 million.

7. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2010, 2009 and 2008, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and variable universal life contracts. During the third quarter of 2008, the Company converted to a new industry standard valuation system that provided enhanced modeling capabilities.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The total pretax impacts on the Company's assets and liabilities attributable to the review of valuation assumptions during the third quarter of 2010, 2009 and 2008 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                                           FUTURE
BALANCE SHEET IMPACT             REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)    RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
2010 period                         $(21)         $323           $52           $--          $(266)         $--          $ 88
2009 period                          (65)          119             9            --             71           --           134
2008 period                           92           (81)           (6)            1             95            5           106


The total pretax impacts on the Company's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2010, 2009 and 2008 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2010 period                                  $--          $(21)         $(214)        $323           $--          $ 88
2009 period                                   --           (65)            80          119            --           134
2008 period                                    2            95             89          (81)            1           106


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,285        $4,324        $4,334
Cumulative effect of accounting change                                --            --            36
Capitalization of acquisition costs                                  459           558           587
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                              (376)         (264)         (780)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          323           119           (81)
Impact of change in net unrealized securities (gains) losses        (113)         (452)          228
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,578        $4,285        $4,324
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $524          $518          $ 511
Cumulative effect of accounting change                               --            --              9
Capitalization of sales inducement costs                             35            82             87
Amortization, excluding the impact of valuation assumptions
review and valuation system conversion                              (49)          (19)          (115)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          52             9             (6)
Impact of change in net unrealized securities (gains) losses        (17)          (66)            32
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $545          $524          $ 518
=======================================================================================================



As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, the Company adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See
Note 3 for additional information regarding the Company's adoption of fair value accounting standards.

8. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

For existing LTC policies, the Company retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth"). For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 (August 2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2010 and 2009, traditional life and universal life insurance in force aggregated $192.0 billion and $192.8 billion, respectively, of which $134.0 billion and $131.2 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 681         $ 659         $ 641
Reinsurance ceded                                                   (192)         (209)         (203)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 489         $ 450         $ 438
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $67 million, $62 million and $61 million of reinsurance ceded for the years ended December 31, 2010, 2009 and 2008, respectively.

Reinsurance recovered from reinsurers was $166 million, $167 million and $142 million for the years ended December 31, 2010, 2009 and 2008, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $1.4 billion and $1.3 billion related to LTC risk ceded to Genworth as of December 31, 2010 and 2009, respectively. Included in future policy benefits is $657 million and $667 million related to assumed reinsurance arrangements as of December 31, 2010 and 2009, respectively.

9. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,520       $16,558
Equity indexed annuities accumulated host values                              100           159
Equity indexed annuities embedded derivatives                                   3             9
Variable annuity fixed sub-accounts                                         4,868         6,127
Variable annuity GMWB                                                         337           204
Variable annuity GMAB                                                         104           100
Other variable annuity guarantees                                              13            12
-------------------------------------------------------------------------------------------------
  Total annuities                                                          21,945        23,169
VUL/UL insurance                                                            2,588         2,526
VUL/UL insurance additional liabilities                                       143            69
Other life, DI and LTC insurance                                            5,004         4,619
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             29,680        30,383
Policy claims and other policyholders' funds                                  134           123
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $29,814       $30,506
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $57,862       $48,982
VUL insurance variable sub-accounts                                         5,887         5,239
Other insurance variable sub-accounts                                          46            46
-------------------------------------------------------------------------------------------------
  Total                                                                   $63,795       $54,267
=================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities. The Company may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2010 and 2009, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, the Company's EIA product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 16 for additional information regarding the Company's derivative instruments. In 2007, the Company discontinued new sales of EIAs.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company's variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 16 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. The Company also offers term and whole life insurance as well as disability products. The Company no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

10. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models (of the five that are available prior to withdrawal).

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2010                            DECEMBER 31, 2009
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN                      WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE      NET AMOUNT       AVERAGE       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                    $37,714        $36,028         $173            62           $30,938        $28,415
  Five/six-year reset                   13,689         11,153          312            62            13,919         11,223
  One-year ratchet                       7,741          7,242          287            63             7,081          6,400
  Five-year ratchet                      1,466          1,414            8            60             1,256          1,171
  Other                                    680            649           61            67               549            516
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $61,290        $56,486         $841            62           $53,743        $47,725
===========================================================================================================================
GGU DEATH BENEFIT                      $   970        $   912         $ 79            64           $   853        $   775
GMIB                                   $   597        $   561         $ 76            64           $   628        $   582
GMWB:
  GMWB                                 $ 4,341        $ 4,317         $106            64           $ 4,196        $ 4,067
  GMWB for life                         20,374         20,259          129            63            14,988         14,333
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $24,715        $24,576         $235            63           $19,184        $18,400
===========================================================================================================================
GMAB                                   $ 3,540        $ 3,523         $ 22            56           $ 2,926        $ 2,853
                                         DECEMBER 31, 2009
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                    $  974           61
  Five/six-year reset                     929           61
  One-year ratchet                        873           63
  Five-year ratchet                        38           59
  Other                                    95           67
---------------------------------------------------------------
    Total -- GMDB                      $2,909           61
===============================================================
GGU DEATH BENEFIT                      $   70           63
GMIB                                   $  126           63
GMWB:
  GMWB                                 $  454           64
  GMWB for life                           795           63
---------------------------------------------------------------
    Total -- GMWB                      $1,249           63
===============================================================
GMAB                                   $  153           56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Changes in additional liabilities were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008                $ 24           $ 3         $   136        $  33          $ 4
Incurred claims                                       58            10           1,335          334            6
Paid claims                                          (27)           (1)             --           --           (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008                55            12           1,471          367            7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009                 6             6             204          100           15
Incurred claims                                       17             3             133            4           59
Paid claims                                          (18)           (1)             --           --           (6)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2010              $  5           $ 8         $   337        $ 104          $68
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $32,665       $29,379
  Bond                                                                     22,755        16,537
  Other                                                                     2,253         2,889
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $57,673       $48,805
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2010, 2009 and 2008.

11. LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, had an outstanding balance of $3 million and $300 million as of December 31, 2010 and 2009, respectively, under a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the agreement was established by reference to LIBOR plus 28 basis points. In January 2011, an amendment to this agreement increased the interest rate to LIBOR plus 115 basis points. Amounts borrowed may be repaid at any time with no prepayment penalty. The outstanding balance at December 31, 2010 was paid in full with a payment in January 2011. The outstanding balance at December 31, 2009 was paid in full during the first quarter of 2010. RiverSource Life Insurance Company borrowed $200 million in January 2011 and an additional $100 million in February 2011 under this line of credit.

The Company has a revolving credit agreement with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2010 and 2009.

In September 2008, RiverSource Life Insurance Company, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company's statutory admitted assets as of the prior year end. The interest rate for any borrowing was established by reference to LIBOR plus 28 basis points. In January 2011, an amendment to this agreement increased the interest rate to LIBOR plus 115 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2010 and 2009.

12. BORROWINGS UNDER REPURCHASE AGREEMENTS

During 2010, the Company entered into repurchase agreements in exchange for cash which it accounts for as secured borrowings. The Company has pledged Available-for-Sale securities consisting of agency residential mortgage backed securities to collateralize its obligation under the repurchase agreements. The fair value of the securities pledged is recorded in investments and was $412 million at December 31, 2010. The amount of the Company's liability as of December 31, 2010 was $397 million. The weighted average annualized interest rate on the repurchase agreements held as of December 31, 2010 was 0.3%.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

13. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. The Company's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from nationally-recognized pricing services. Observable inputs used to value these securities can include: reported trades, benchmark yields, issuer spreads and broker/dealer quotes. Level 3 securities primarily include corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of these Level 3 securities is typically based on a single broker quote, except for the valuation of non-agency residential mortgage backed securities. Effective March 31, 2010, the Company returned to using prices from nationally-recognized pricing services to determine the fair value of non-agency residential mortgage backed securities because the difference between these prices and the results of the Company's discounted cash flows was not significant. The Company continues to classify its non-agency residential mortgage backed securities as Level 3 because it believes the market for these securities is still inactive and their valuation includes significant unobservable inputs.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchanged-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. The Company settled these Level 3 derivatives in the second quarter of 2009 and has not entered into any additional derivative instruments that have significant unobservable inputs since then.

LIABILITIES

Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits. The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its EIAs. The inputs to these calculations are primarily market observable and include interest rates, volatilities and equity index levels. As a result, these measurements are classified as Level 2.

Other Liabilities
The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                              $--         $14,637       $1,317        $15,954
     Residential mortgage backed securities                  --           1,915        2,618          4,533
     Commercial mortgage backed securities                   --           4,065           30          4,095
     Asset backed securities                                 --             681          227            908
     State and municipal obligations                         --             770           --            770
     U.S. government and agencies obligations                11              51           --             62
     Foreign government bonds and obligations                --             107           --            107
     Other structured investments                            --              --           13             13
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               11          22,226        4,205         26,442
  Common stocks                                               1               1           --              2
  Trading securities                                         --              26           --             26
  Cash equivalents                                           --              76           --             76
  Other assets:
    Interest rate derivatives                                --             366           --            366
    Equity derivatives                                       32             323           --            355
    Credit derivatives                                       --               4           --              4
-------------------------------------------------------------------------------------------------------------
  Total other assets                                         32             693           --            725
  Separate account assets                                    --          63,795           --         63,795
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $44         $86,817       $4,205        $91,066
=============================================================================================================

Liabilities
  Future policy benefits:
    EIA embedded derivatives                                $--         $     3       $   --        $     3
    GMWB and GMAB embedded derivatives                       --              --          421            421
-------------------------------------------------------------------------------------------------------------
  Total future policy benefits                               --               3          421            424
  Other liabilities:
    Interest rate derivatives                                --             379           --            379
    Equity derivatives                                       18             647           --            665
    Credit derivatives                                       --               1           --              1
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                    18           1,027           --          1,045
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $18         $ 1,030       $  421        $ 1,469
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                              $--         $13,755       $1,239        $14,994
     Residential mortgage backed securities                  --           2,424        2,772          5,196
     Commercial mortgage backed securities                   --           3,968           72          4,040
     Asset backed securities                                 --             665          215            880
     State and municipal obligations                         --             613           --            613
     U.S. government and agencies obligations                11             147           --            158
     Foreign government bonds and obligations                --             107           --            107
     Other structured investments                            --              --           11             11
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                               11          21,679        4,309         25,999
  Common and preferred stocks                                --              23           --             23
  Trading securities                                         --              36           --             36
  Cash equivalents                                            2             801           --            803
  Other assets                                               --             615           --            615
  Separate account assets                                    --          54,267           --         54,267
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $13         $77,421       $4,309        $81,743
=============================================================================================================

Liabilities
  Future policy benefits                                    $--         $     9       $  299        $   308
  Other liabilities                                          --             757           --            757
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $--         $   766       $  299        $ 1,065
=============================================================================================================



The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                              INCLUDED IN            SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2010         INCOME       VE INCOME        NET         LEVEL 3        2010
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities              $1,239          $ 1          $ 30          $  22         $  25        $1,317
    Residential mortgage backed
    securities                              2,772           54           190           (398)           --         2,618
    Commercial mortgage backed
    securities                                 72            1            10             91          (144)           30
    Asset backed securities                   215            6            22             (3)          (13)          227
    Other structured investments               11            2            --             --            --            13
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          4,309           64(1)        252           (288)         (132)(3)     4,205
Future policy benefits:
  GMWB and GMAB embedded derivatives         (299)           4(2)         --           (126)           --          (421)


(1) Represents a $21 million loss included in net realized investment gains (losses) and an $85 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $157 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service and securities with a fair value of $25 million that were transferred to Level 3 as the fair value of the securities is now based on broker quotes.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET      COMPREHENSI-  SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2009         INCOME       VE INCOME        NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Corporate debt securities              $ 1,086       $   --         $194         $   20         $(61)        $1,239
    Residential mortgage backed
    securities                                 520           65          156          2,031           --          2,772
    Commercial mortgage backed
    securities                                   3           --            8             61           --             72
    Asset backed securities                     95            7           10            112           (9)           215
    Other structured investments                 9            2           --             --           --             11
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                           1,713           74(1)       368          2,224          (70)(3)      4,309

Other assets                                   200          (37)(2)       --           (163)          --             --
Future policy benefits:
  GMWB and GMAB embedded derivatives        (1,832)       1,611(2)        --            (78)          --           (299)


(1) Represents a $7 million loss included in net realized investment gains (losses) and an $81 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $79 million that were transferred to Level 2 as the fair value of the securities are now obtained from a nationally-recognized pricing service and a security with a fair value of $9 million that was transferred to Level 3 as the fair value of the security is now based on broker quotes.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31:

                                                          2010                                      2009
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN MILLIONS)                              INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities:
    Residential mortgage backed
    securities                               $78          $(26)         $ --           $80          $(31)        $   --
    Asset backed securities                    5            --            --             1            --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                            83           (26)           --            81           (31)            --
Future policy benefits                        --            --           (15)           --            --          1,582


During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2010                        2009
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,470       $ 2,558       $ 2,532       $ 2,519
  Policy loans                                                729           805           715           790
  Other investments                                           210           224           226           245
  Restricted cash                                              66            66           184           184

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,328       $15,768       $15,540       $15,657
  Separate account liabilities                                395           395           406           406
  Line of credit with Ameriprise Financial                      3             3           300           300
  Borrowings under repurchase agreements                      397           397            --            --

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Other Investments
Other investments primarily consist of syndicated loans and an investment in Federal Home Loan Bank of Des Moines ("FHLB"). The fair value of syndicated loans is obtained from a nationally-recognized pricing service. The carrying value of the investment in FHLB is considered a reasonable estimate of the fair value, as this represents the stated exit price for this investment.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to the Company and do not transfer to third party market participants; therefore, the carrying amount is a reasonable estimate of fair value.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, EIA host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of Credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for the Company's nonperformance risk specific to this liability; however, due to the short-term nature of the line of credit, the carrying value is used as an approximation of the fair value.

Borrowings under Repurchase Agreements
The fair value of borrowings under agreements to repurchase is determined by discounting cash flows. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk.

14. RELATED PARTY TRANSACTIONS

Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2010, 2009 and 2008, the Company received $136 million, $87 million and $101 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

The Company participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Company's share of the total net periodic pension cost was $1 million in 2010, $2 million in 2009 and $1 million in 2008.

The Company participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $1 million in 2010 and $3 million in both 2009 and 2008.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The Company also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. The Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $1 million, $2 million and nil in 2010, 2009 and 2008, respectively.

The Company participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations was nil in both 2010 and 2009 and $1 million in 2008.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $527 million, $580 million and $673 million for 2010, 2009 and 2008, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                        $500           $--          $775
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          28            --            77
Cash dividend paid to RiverSource Life Insurance Company from
RTA                                                                  63            22            --
Non-cash dividend paid to Ameriprise Financial from RTA              --            --           118


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 15 for additional information.

During 2010, the Company received a non-cash capital contribution of $14 million comprised of affordable housing partnership investments from Ameriprise Financial.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 11 for more information on the Company's lines of credit.

During 2008, the Company received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial. In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RTA.

There were no amounts included in other liabilities at December 31, 2010 and 2009 payable to Ameriprise Financial for federal income taxes.

During 2009, the Company sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

15. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $810 million and $433 million as of December 31, 2010 and 2009, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $1,200        $1,793        $(1,184)
Statutory net income (loss)(1)                                     1,112         1,887         (1,407)
Statutory capital and surplus                                      3,735         3,371          2,529


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus. These impacts were substantially reversed in 2009 and 2010.

16. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2010           2009         LOCATION         2010           2009
-----------------------------------------------------------------------------------------------------------------
                                                (IN MILLIONS)                                (IN MILLIONS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets       $366           $176       liabilities       $  379         $  280
                                                                       Other
  Equity contracts        Other assets        354            425       liabilities          665            474
                                                                       Other
  Credit contracts        Other assets          4             12       liabilities            1             --
                                                                       Future
  Embedded                                                             policy
  derivatives(1)          N/A                  --             --       benefits             421            299
                                         ---------------------------                  ---------------------------
    Total GMWB and GMAB                       724            613                          1,466          1,053
                                         ---------------------------                  ---------------------------
OTHER DERIVATIVES:
EQUITY
                                                                       Other
  GMDB                    Other assets         --             --       liabilities           --              2
                                                                       Other
  EIA                     Other assets          1              2       liabilities           --             --
                                                                       Future
  EIA embedded                                                         policy
  derivatives             N/A                  --             --       benefits               3              9
                                         ---------------------------                  ---------------------------
    Total other                                 1              2                              3             11
                                         ---------------------------                  ---------------------------
Total derivatives                            $725           $615                         $1,469         $1,064
                                         ===========================                  ===========================



N/A Not applicable

(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 13 for additional information regarding the Company's fair value measurement of derivative instruments.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

DERIVATIVES NOT DESIGNATED AS HEDGES
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the years ended December 31:

                                    LOCATION OF
                                    GAIN (LOSS)            AMOUNT OF GAIN (LOSS)
                                        ON                     ON DERIVATIVES
                                    DERIVATIVES             RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED          RECOGNIZED        -------------------------------
AS HEDGING INSTRUMENTS               IN INCOME            2010               2009
-------------------------------------------------------------------------------------
                                                               (IN MILLIONS)
GMWB AND GMAB
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Interest rate contracts          expenses               $  95             $  (435)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Equity contracts                 expenses                (370)             (1,245)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Credit contracts                 expenses                 (44)                (65)
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  Embedded derivatives(1)          expenses                (121)              1,533
-------------------------------------------------------------------------------------
    Total GMWB and GMAB                                    (440)               (212)
-------------------------------------------------------------------------------------

OTHER DERIVATIVES:
EQUITY
                                   Benefits,
                                   claims,
                                   losses and
                                   settlement
  GMDB                             expenses                  (4)                (10)
                                   Interest
                                   credited to
                                   fixed
  EIA                              accounts                   2                   4
                                   Interest
                                   credited to
                                   fixed
  EIA embedded derivatives         accounts                   7                   7
-------------------------------------------------------------------------------------
    Total other                                               5                   1
-------------------------------------------------------------------------------------
Total derivatives                                         $(435)            $  (211)
=====================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate and credit risk related to various products and transactions of the Company.

The majority of the Company's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions, interest rate swaps, variance swaps and credit default swaps. At December 31, 2010 and 2009, the gross notional amount of derivative contracts for the Company's GMWB and GMAB provisions was $55.5 billion and $38.7 billion, respectively. The Company had previously entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written in 2009. As of December 31, 2010, the Company did not have any outstanding hedges on its GMDB provisions. At December 31, 2009, the gross notional amount of derivative contracts for the Company's GMDB provisions was $77 million. The deferred premium associated with the above options is paid or received semi-annually over the life of the option contract.

The following is a summary of the payments the Company is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2011                                                                       $266           $10
2012                                                                        245             9
2013                                                                        223             8
2014                                                                        197             7
2015                                                                        174             6
2016-2025                                                                   546             7


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EIAs have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to EIA products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and occasionally enters into futures contracts. The gross notional amount of these derivative contracts was $89 million and $129 million at December 31, 2010 and 2009, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the EIA product obligations is also considered an embedded derivative. These embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
The Company has amounts classified in accumulated other comprehensive income
(loss) related to gains and losses associated with the effective portion of previously designated cash flow hedges. The Company reclassifies these amounts into income as the forecasted transactions impact earnings. During the years ended December 31, 2010 and 2009, the Company held no derivatives that were designated as cash flow hedges.

At December 31, 2010, the Company expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income
(loss) to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2010 and 2009, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2010, 2009 and 2008, amounts recognized in earnings on derivative transactions that were ineffective were not material.

The following is a summary of unrealized derivatives losses included in accumulated other comprehensive income (loss) related to cash flow hedges:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(34)         $(38)         $(40)
Unrealized derivative losses arising during the period               --            --            (1)
Reclassification of realized losses(1)                                6             6             5
Income tax benefit                                                   (2)           (2)           (2)
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(30)         $(34)         $(38)
=======================================================================================================



(1) Loss reclassified from Accumulated Other Comprehensive Income (Loss) to Net Investment Income on Consolidated Statements of Income.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 8 years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2010 and 2009, the Company held $25 million and $88 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2010 and 2009, the Company had accepted additional collateral consisting of various securities with a fair value of $23 million and $22 million, respectively, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2010 and 2009, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $25 million and $53 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of the Company's parent, Ameriprise Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2010 and 2009, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $412 million and $296 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2010 and 2009 was $406 million and $269 million, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2010 and 2009 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $6 million and $27 million, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

17. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Beginning in 2010, the Company's taxable income will be included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that is will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $(167)        $325          $  42
  State                                                                3            1              3
-------------------------------------------------------------------------------------------------------
    Total current income tax                                        (164)         326             45
Deferred income tax
  Federal                                                            417          (80)          (236)
  State                                                               (1)          (1)             2
-------------------------------------------------------------------------------------------------------
    Total deferred income tax                                        416          (81)          (234)
-------------------------------------------------------------------------------------------------------
Total income tax provision (benefit)                               $ 252         $245          $(189)
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2010          2009          2008
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%         35.0%          35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (6.6)         (7.2)          56.6
  State taxes, net of federal benefit                               0.1            --           (3.7)
  Low income housing credit                                        (1.4)         (2.0)          27.9
  Foreign tax credit, net of addback                               (1.1)         (1.0)          15.3
  Taxes applicable to prior years                                  (1.9)          0.1           29.2
  Other, net                                                                       --           (0.2)
-------------------------------------------------------------------------------------------------------
Income tax provision                                               24.1%         24.9%         160.1%
=======================================================================================================



The Company's effective tax rate was 24.1% and 24.9% for the years ended December 31, 2010 and 2009, respectively. The decrease in the effective tax rate primarily reflects benefits from tax planning and completion of certain audits which offset the impact of an increase in pretax income relative to tax advantaged items for 2010.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2010          2009
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,306        $1,390
  Investment related                                                         159           163
  Net operating loss and tax credit carryforwards                             31           185
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,496         1,738
-------------------------------------------------------------------------------------------------
Deferred income tax liabilities:
  DAC                                                                      1,429         1,264
  Net unrealized gains on Available-for-Sale securities                      364           203
  DSIC                                                                       191           193
  Other                                                                       26            15
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      2,010         1,675
-------------------------------------------------------------------------------------------------
Net deferred income tax assets (liabilities)                              $ (514)       $   63
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in deferred income tax assets are a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes and future deductible

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

capital losses realized for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences,
(iii) taxable income in prior carryback years, and (iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2010 and 2009.

The Company has tax benefits related to capital loss carryforwards of $29 million which expire beginning December 31, 2015 as well as tax credit carryforwards of $2 million which expire beginning December 31, 2019.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $ (77)        $(89)         $  97
Additions (reductions) based on tax positions related to the
current year                                                          --            1           (165)
Additions for tax positions of prior years                           322           18             38
Reductions for tax positions of prior years                         (196)          (7)           (59)
Settlements                                                           34           --             --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $  83         $(77)         $ (89)
=======================================================================================================



If recognized, approximately $39 million, $49 million and $30 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2010, 2009 and 2008, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net reduction of $8 million, $1 million and $14 million in interest and penalties for the year ended December 31, 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, the Company had a receivable of $24 million and $16 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $25 million to $35 million in the next 12 months.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS") completed its field examination of the Company's income tax returns for 2005 through 2007 during the third and fourth quarters of 2010. The IRS had completed its field examination of the 1997 through 2004 tax returns in recent years. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2010, the IRS commenced an examination of the Company's income tax returns for 2008 and 2009. The Company or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2009.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2010          2009          2008
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $157          $587          $(302)
Net unrealized derivative gains                                       2             2              2
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $159          $589          $(300)
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

18. COMMITMENTS AND CONTINGENCIES

At December 31, 2010 and 2009, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 6 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2010, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. The SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), compensation arrangements and anticompetitive activities.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

S-6323 J (4/11)

PART C

Item 24. Financial Statements and Exhibits

(a)  Financial Statements included in Part B of this Registration Statement:

     RiverSource Account F

     Report of Independent Registered Public Accounting Firm dated April 22,
     2011.

     Statements of Assets and Liabilities as of Dec. 31, 2010.

     Statements of Operations for the year ended Dec. 31, 2010.

     Statements of Changes in Net Assets for the years ended Dec. 31, 2010 and 2009.

     Notes to Financial Statements

     The audited financial statements of RiverSource Life Insurance Company:

     Report of Independent Registered Public Accounting Firm dated February 23, 2011.

     Consolidated Balance Sheets as of Dec. 31, 2010 and 2009.

     Consolidated Statements of Income for the years ended Dec. 31, 2010, 2009, and 2008.

     Consolidated Statements of Cash Flows for the years ended Dec. 31, 2010, 2009, and 2008.

     Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2010.

     Notes to Consolidated Financial Statements

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.2 Resolution of the Executive Committee of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as Exhibit
     1.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Accounts IZ and JZ on September 20, 1991, filed electronically as Exhibit 1.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit
     1.4 to Post-Effective Amendment No. 6 to Registration Statement No. 33-47302, is incorporated by reference.

1.5 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement

     No. 333-69777 is incorporated by reference.

1.6 Unanimous Consent in Writing effective Jan. 2, 2007 of the Board of Directors of IDS Life Insurance Company (now known as RiverSource Life Insurance Company) renaming IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, TZ to the new name RiverSource Account F, filed electronically as Exhibit 1.6 to Post-Effective Amendment No. 27 to Registration Statement No. 33-4173, is incorporated herein by reference.

2.   Not Applicable.

3. Form of Principle Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Group Deferred Variable Annuity Contract (form 34660) dated April, 1992, filed electronically as Exhibit 4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

4.2 Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed as Exhibit 4.32 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated by reference.

5. Copy of Variable Group Deferred Annuity Contract Application (form 34661) dated May, 1992, filed electronically as Exhibit 5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.1  Copy of Certificate of Incorporation of IDS Life, filed electronically as
     Exhibit 6.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-47302, is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644, is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.   Not Applicable.

8. Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit
     8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities registered is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

11.  None.

12.  Not Applicable.

13. Power of Attorney for RiverSource Life Insurance Company dated December 17,2010, filed electronically as Exhibit 13 to RiverSource Variable Account 10's Post-Effective Amendment No.64 to Registration Statement No. 333-79311 filed on or about April 22, 2011, is incorporated by reference.

Item 25.

Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                                     Position and Offices
Name                               Principal Business Address*          With Depositor
----                               ---------------------------   -----------------------------
Gumer Cruz Alvero                                                Director and Executive
                                                                 Vice President - Annuities
Brian Joseph McGrane                                             Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer
Richard T. Moore                                                 Secretary
Kevin Eugene Palmer                                              Director, Vice President and
                                                                 Chief Actuary
Bridget Mary Sperl                                               Director, Executive Vice
                                                                 President - Client Service
Jon Stenberg                                                     Director
William Frederick "Ted" Truscott                                 Director
John Robert Woerner                                              Chairman of the Board and
                                                                 President

* The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


Item 26.

Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                 Jurisdiction of
Name of Subsidiary                                                Incorporation
------------------                                               ---------------
Advisory Capital Strategies Group Inc.                           Minnesota
AEXP Affordable Housing LLC                                      Delaware
American Enterprise Investment Services Inc.                     Minnesota
American Express Property Casualty Insurance Agency
   of Pennsylvania, Inc.                                         Pennsylvania
Ameriprise Advisor Services, Inc.                                Michicgan
Ameriprise Auto & Home Insurance Agency, Inc.                    Wisconsin
Ameriprise Bank, FSB                                             USA
Ameriprise Captive Insurance Company                             Vermont
Ameriprise Capital Trusts I-IV                                   Delaware
Ameriprise Certificate Company                                   Delaware
Ameriprise Financial Services, Inc.                              Delaware
Ameriprise Holdings, Inc.                                        Delaware
Ameriprise India Private Ltd.                                    India
Ameriprise Insurance Agency of Massachusetts, Inc.               Massachusetts
Ameriprise Insurance Agency                                      Wisconsin
Ameriprise Trust Company                                         Minnesota
AMPF Holding Corporation                                         Michigan
AMPF Property Corporation                                        Michigan
AMPF Realty Corporation                                          Michigan
Brecek & Young Advisors, Inc.                                    California
Brecek & Young Financial Group Insurance Agency of Texas, Inc.   Texas
Brecek & Young Financial Services Group of Montana, Inc.         Montana
Boston Equity General Partner LLC                                Delaware
4230 W. Green Oaks, Inc.                                         Michigan
IDS Capital Holdings Inc.                                        Minnesota
IDS Futures Corporation                                          Minnesota
IDS Management Corporation                                       Minnesota
IDS Property Casualty Insurance Company                          Wisconsin
Investors Syndicate Development Corporation                      Nevada
J. & W. Seligman & Co. Incorporated                              New York
Kenwood Capital Management LLC (47.7% owned)                     Delaware
Realty Assets Inc.                                               Nebraska
RiverSource CDO Seed Investments, LLC                            Minnesota
RiverSource Distributors, Inc.                                   Delaware
RiverSource Fund Distributors, Inc.                              Delaware
RiverSource Investments, LLC                                     Minnesota
RiverSource Life Insurance Company                               Minnesota
RiverSource Life Insurance Co. of New York                       New York
RiverSource REO 1, LLC                                           Minnesota
RiverSource Service Corporation                                  Minnesota
RiverSource Services, Inc.                                       Delaware
RiverSource Tax Advantaged Investments, Inc.                     Delaware
Securities America Advisors, Inc.                                Nebraska
Securities America Financial Corporation                         Nebraska
Securities America, Inc.                                         Nebraska
Seligman Asia, Inc.                                              Delaware
Seligman Focus Partners LLC                                      Delaware
Seligman Health Partners LLC                                     Delaware
Seligman Health Plus Partners LLC                                Delaware
Seligman Partners LLC                                            Delaware
Threadneedle Asset Management Holdings SARL                      England


Item 27. Number of Contract owners

As of March 31, 2011, there were 7 qualified contracts of RiverSource Group Variable Annuity Contract in RiverSource Account F.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Annuity Account 10
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 8
RiverSource of New York Variable Annuity Account

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal       Positions and Offices
Business Address*           with Underwriter
-------------------   --------------------------
Lynn Abbott           President
Gumer C. Alvero       Director and Vice President
Thomas R. Moore       Secretary
David K. Stewart      Chief Financial Officer
William F. Truscott   Chairman of the Board and
                      Chief Executive officer
John R. Woerner       Director and Vice President

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474


Item 29. (c)

RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF            NET UNDERWRITING
PRINCIPAL            DISCOUNTS AND     COMPENSATION    BROKERAGE
UNDERWRITER           COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------        ----------------   -------------   -----------   ------------
RiverSource
   Distributors,
   Inc.              $391,347,519          None           None          None

Item 30. Location of Accounts and Records

     RiverSource Life Insurance Company
     70100 Ameriprise Financial Center
     Minneapolis, MN  55474

Item 31. Management Services

     Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

(d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 21st day of April, 2011.

                                        RiverSource Account F
                                        (Registrant)


                                        By RiverSource Life Insurance Company
                                        (Depositor)


                                        By /s/ John R. Woerner*
                                           -------------------------------------
                                           John R. Woerner
                                           Chairman of the Board and
                                           President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 21st day of April, 2011.


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer


/s/ Bridget M. Sperl*                   Director and Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart


/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Chairman of the Board and President
-------------------------------------
John R. Woerner

* Signed pursuant to Power of Attorney dated December 17, 2010, filed electronically as Exhibit 13 to Post-Effective Amendment No. 64 to Registration Statement No. 333-79311, by:


/s/ Rodney J. Vessels
-------------------------------------
Rodney J. Vessels
General Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 22 TO REGISTRATION STATEMENT NO.
33-47302

This Amendment is comprised of the following papers and documents:

The cover page.

Part A.

     The prospectus for RiverSource Group Variable Annuity Contract.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other Information.

     The signatures.

                                  EXHIBIT INDEX

9. Opinion of counsel and consent to its use as to the legality of the securities registered.

10.  Consent of Independent Registered Public Accounting Firm.